UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08529

Monteagle Funds

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, Tennessee	37211
(Address of principal executive offices)	(Zip code)

 The Corporation Trust Company
Corporate Trust Center
1209 Orange Street
Wilmington, DE  19801

(Name and address of agent for service)

With a copy to:
John H. Lively, Esq.
The Law Offices of John H Lively & Associates, Inc.
A member firm of The 1940 Act Law Group™
11300 Tomahawk Creek Parkway,
Suite 310
Leawood, KS  66211

Registrant's telephone number, including area code: 888.263.5593

Date of fiscal year end:  08/31/2012

Date of reporting period: 08/31/2012

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended August 31, 2012 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Monteagle Funds

Annual Report

August 31, 2012

MONTEAGLE FUNDS

TABLE OF CONTENTS

Letter from the President	3
Management’s Discussion of Fund Performance	4
Supplementary Portfolio Information	31
Financial Statements of the Monteagle Funds
Schedule of Investments:
Fixed Income Fund	36
Informed Investor Growth Fund	40
Quality Growth Fund	42
Select Value Fund	46
Value Fund	50
Statements of Assets and Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	62
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	85
Other Information	86
About Your Funds’ Expenses	87
Trustees and Officers of the Trust	90

LETTER FROM THE PRESIDENT (Unaudited)

Dear Shareholders:

Enclosed is the Annual Report for the Monteagle Funds. I encourage you to carefully review the information presented in this Annual Report as it contains valuable information about your investment.

As you will notice in reviewing the Annual Report, despite the headwinds and market fluctuations, we continue to uncover opportunities in high quality, solid credit and attractive valuation areas.

As we reflect on this past fiscal year, we continue to see several headlines domestically and around the world during the period, such as slow economic recovery, sovereign debt and austerity moves, civil unrest, natural disasters, and commodity inflation, that had a dramatic effect on the markets in which the Monteagle Funds invest. Despite the volatility that these headlines have created in the day-to-day stock markets, we have often said that we view investing as a marathon, not a sprint. As a result, we remain optimistic as we expect that the effect of some of these events will be short-lived although others may take longer to work their way through the system. We believe that remaining disciplined with a longer-term focus will benefit patient investors.

In closing, we would like to thank you for your continued confidence and support of the Monteagle Funds.

Sincerely,

MONTEAGLE FUNDS

Paul B. Ordonio, JD

President

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

The Monteagle Fixed Income Fund (the “Fund”) benefitted from another year of positive returns. For the year ended August 31, 2012, the Fund had a total return of 3.48%. For the three and six month periods ended August 31, 2012, the Fund had total returns of 0.97% and 1.90%, respectively. The second half of the year had slightly more positive returns than the first half.

The Fund’s benchmark index, the Barclay’s Capital Intermediate U.S. Government/Credit Index (the “Barclay’s Index”) had relative returns of 4.04%, 1.24%, and 2.29% for the twelve, three, and six month periods, ended August 31, 2012, respectively.

What Influenced Fund Performance?

While we are marking the end of another fiscal year of solid performance, the driving factors influencing performance of the bond markets, and, as a result, the performance of the Fund, are very much the same ones we highlighted last year. The primary factors influencing lower and lower interest rates are reduced expectations of global economic growth and continued easing of monetary policy in most of the major global economies. Both factors contributed to positive performance of the Fund.

The beginning of the fiscal year started with better prospects for growth as measured by GDP (Gross Domestic Product). Economic releases showed improvement on a quarter-by-quarter basis toward the end of 2011 with Annualized GDP improving from approximately 2% in the 3rd quarter of 2011 to 3% in the 1st quarter of 2012. However, markets were disappointed as the balance of the year showed a slowing of growth, with preliminary GDP estimates for the 2nd quarter of 2012 coming in below 2%. Because of the lag in when data is collected and reported, we won’t know how the 2nd half of the year will evolve until the end of 2012 and into early 2013. However, expectations are not improving. With lower expectations for growth, the bond markets and the Fund have seen better second half performance than that displayed in the 1st half of the fiscal year.

Continued weakness and disappointment in the labor market has reinforced these less than optimistic expectations for renewed robust economic growth. This too has positively affected Fund performance. However, the entire year was not without some hope for improvement in the labor market. Beginning in December 2011, the economy added more than 200,000 nonfarm payrolls for three consecutive months. This certainly had a negative effect, at the time, on the bond markets and on the Fund itself, with the biggest declines occurring in March 2012. However, the trend did not continue and new job growth has been disappointing for much of the remainder of the year. Unemployment continues to be above 8% with under-employment (those unemployed, discouraged and not looking for work, and those working part-time out of necessity) closer to 15%.

The problems in Europe continue to have negative effects on the global economy, and undoubtedly have had a negative effect on our U.S. economy. It is well known that the problems in the European Union are not limited to Greece, which has had to restructure their debt and has adopted austerity measures that have kept the recession in that country in full force for approximately 5 years. We now know that the 3rd and 4th largest economies in the European Union are also in full recession.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Both Italy and Spain are struggling with sovereign debt burdens that have led to historically high borrowing rates and forced both governments to implement austerity measures to reduce government deficits and attempt to regain the confidence of the capital markets. The resulting cuts in budgetary spending have contributed to their recessions. All indications are that the entire European Union is currently in recession. These problems have continued to lend support to the United States as a safe haven for investments. Both equities and bonds have benefited from the flow of capital from weaker European markets to our own. As such, this has enhanced the Fund’s performance.

In response to continued global economic weakness, interest rates in the strongest economies have responded accordingly. U.S. Treasury interest rates continue to decline. Over the last twelve months, longer maturity Treasury yields have declined significantly. 7, 10, and 30 year U.S. Treasury Note maturities have declined by 0.57%, 0.68%, and 0.92% respectively. Declining yields have a positive effect on bond prices and on performance. The shorter term maturity Treasury yields have remained approximately the same over the year.

The monetary policy pursued by the Federal Reserve Bank continues to support attempts to stimulate the U.S. economy and job growth by maintaining short-term rates (Fed Funds overnight lending rate) at historically low levels between 0.00% and 0.25%. This “zero interest rate policy” has contributed to a very low yielding environment, which in turn has resulted in an increased demand for higher yielding securities and a greater appetite for riskier asset classes. Additionally, the Quantitative Easing program put in place in September 2011 that was scheduled to end in June 2012, was extended through the end of 2012. The “Maturity Extension Program” (or “Operation Twist”) has had a direct impact on lowering longer term interest rates through purchases of U.S. Treasury Securities with maturities between 6 and 30 years while at the same time selling an equal amount of U.S. Treasury Securities of less than 6 years in maturity. While this program did not increase the money supply, it did succeed in lowering longer term interest rates, as mentioned above, and did stimulate demand for riskier asset classes. The increased demand led to higher asset prices for equities and high yield bonds.

Our responses to these events have primarily been a disciplined approach to a high quality portfolio profile. We remain committed to the Fund’s strategy of holding a well diversified portfolio of high quality bonds. We believe that the markets have rewarded our patience and prudence. However, we have made some changes over the last year.

The principal variables affecting bond portfolio performance are overall duration and maturity structure of the portfolio, as well as, Market Sector allocation and credit quality. The first two charts below illustrate the market sector composition of the Fund’s Portfolio at the beginning and end of this past fiscal year.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Comparative Market Sector Weights
(as a percentage of market values plus accrued interest)

Monteagle Fixed Income Fund

August 31, 2011	August 31, 2012

•
During the course of the year we slightly increased the Fund’s market allocation to corporate bonds while decreasing the allocation to Government Agency securities. The decision to increase the allocation to corporate bonds relative to government bonds in general contributed positively to relative performance as the corporate sector outperformed the intermediate government/credit index and government bonds over the last year.

Index	Return for Period
U.S. Treasury: Intermediate	2.78%
U.S. Agency Intermediate	2.02%
Intermediate Corporate	7.42%
Invest. Grade: Industrial — Intermediate	6.43%
Invest. Grade: Financial Institutions — Intermediate	9.09%
U.S. MBS: Agency Fixed Rate MBS	3.71%

•
Duration was slightly increased over last year. As of August 31, 2012 the Fund’s portfolio duration was 4.3 years compared to 4.1 years at 2011 fiscal year end. Maturity was relatively unchanged at 4.8 years versus 4.7 years at 2011 fiscal year end. When compared to the Barclay’s Index’s duration and weighted average maturity of 3.9 and 4.3, the Fund’s portfolio is slightly longer in both measures. This actually had a positive benefit to Fund performance in the 2nd half of the year as longer term rates declined over that period of time. The portfolio’s securities are fairly distributed across maturity ranges. 32.7% of the securities mature in less than 3 years, 31.7% in 3 to 7 years, and 35.6% in 7 to 10 years.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Comparative Credit Quality
(as a percentage of market values plus accrued interest, excluding cash)

Monteagle Fixed Income Fund

Moody’s Ratings August 31, 2011	Moody’s Ratings August 31, 2012

•
The preceding charts represent the credit quality distribution of the Fund’s securities holdings (not including cash or money market securities) at the beginning and end of this past fiscal year. In our distribution comparison above, we have only included the ratings provided by Moody’s (and not S&P which rates U.S. Government obligations AA+) for consistency of the relative analysis. The Barclay’s Index still maintains ratings of AAA on U.S. Government obligations.

•
The overall credit quality of the portfolio marginally decreased over the course of the year. Our overweighting of corporate bonds and underweighting of government bonds has lowered quality slightly, but credit quality remains excellent with overall ratings of AA-/AA or Aa3/Aa2.

•
We would also note that at the end of this fiscal year the fund’s portfolio contained investment grade securities rated below A3/A-. While we are restricted from investing in securities rated below A3/A- at time of purchase, we do have the discretion of holding securities rated Baa/BBB should the rating be the result of a downgrade. It is our opinion that the Fund’s holdings of such securities do not materially affect the overall credit quality of the Fund’s portfolio and do not represent significant credit risk to portfolio value. The following table specifically identifies the securities held by the Fund at the end of the fiscal year that were downgraded below A3/A during the fiscal year ended August 31, 2012.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

	MOODY RTG	S&P RTG	% of Portfolio Value
Amgen, Inc., 4.85%, due 11/18/14	Baa1	A+	0.82%
Amgen, Inc., 4.50%, due 03/15/20	Baa1	A+	0.86%
Bank of America Corp 4.875%, due 01/15/13	Baa2	A-	1.53%
Morgan Stanley, 3.45%, due 11/2/15	Baa1	A-	1.52%
Pitney Bowes, Inc., 5.75%, due 09/15/17	Baa1	BBB+	0.83%
Total			5.56%

•
The following table provides a summary illustration of how investment grade bonds of varying credit quality have performed over the past year. These are returns of bonds in the Barclay’s Index. The relative performance of credit is indicative of the risk/reward nature of these bonds. We can see that for the full year lesser quality bonds had a significant performance advantage over higher quality. In this respect, the performance of the Fund did not benefit from the higher returns associated with Baa rated bonds. It is quite clear from the following table that the continued zero rate monetary policy of the Federal Reserve Open Market Committee has increased the demand for higher yielding, lower quality fixed income securities.

	1 yr. Total Return	6 month Total Return	3 month Total Return
Aaa	2.68%	2.30%	1.24%
Aa	3.81%	1.66%	0.55%
A	7.34%	2.08%	1.33%
Baa	8.04%	3.95%	3.10%
Total	4.04%	3.96%	2.82%

•
For the year, trading was primarily driven by the replacement of Agency bonds with the purchase of corporate bonds and slightly longer dated Treasury bonds. The Fund also tactically traded 10 year Treasuries, adding and removing positions at times we felt yields were falling and rising respectively. This strategy resulted in gains and benefited the Fund.

MONTEAGLE FIXED INCOME FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s Strategy?

The Fund will continue to invest in high quality, intermediate-term, fixed income securities generally between 2 and 10 years in maturity. The Fund will continue to monitor economic conditions through the use of a proprietary model in an attempt to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND PERFORMANCE — August 31, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Fixed Income Fund
and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2012)
	One Year	Five Years	Ten Years
Monteagle Fixed Income Fund	3.48%	5.05%	3.89%
Barclays Capital Intermediate U.S. Government/Credit Index	4.04%	5.80%	4.92%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund, which will not invest in certain securities comprising this index.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Monteagle Informed Investor Growth Fund (the “Fund”) returned a positive, though disappointing, 14.81% for the fiscal-year ending August 31, 2012. The S&P 500 Index (“S&P 500”), the Fund’s benchmark, rose 18.00%

The Fund’s fiscal-year portfolio performance was negatively affected by the recurring bouts of monetary crisis within the Eurozone. These periodic crisis episodes fell hardest on global financial institutions, which carried a sector weighting of approximately 14% in the S&P 500. But because of the perceived threat it represented to world collapse and the presumed crashing end to life as known on this planet, the drama-packed markets targeted all growth stocks. This exposed the Fund, with its normal growth stock portfolio weighting in excess of 90%, and the S&P 500 and its 30% weighting in growth stocks, to a brutally sharp sell-off. For a time, Jurassic Park loomed large indeed. However, almost on cue, the Euro Band-Aid relief squad periodically was rushed to the rescue, and what was once viewed as the road to ruin magically became the Yellow Brick Road.

But only for a brief period of time; the “remedies” had a shelf-life of seemingly 10 minutes before the outlook reversed as new and, of course, more threatening rumors of disaster surfaced in Euro land — the land-locked Titanic.

In late spring, of this year, the market bungee-jumped. The S&P 500 suffered an ominous 15 losses in 22 trading days. It was one of the weakest months of May in market history, with only five up days for the S&P 500. This happened only once previously in 86 years. For most investors, buying when there was blood in the streets suddenly seemed less compelling when that blood-letting happened to be their own.

The fiscal-year ended with the market shifting to cruise control for much of the month of August. During that month, the S&P 500 formed one of the tightest 8-day closing ranges since 1928, with a high-to-low range of less than 0.35%, and the second-tightest 17-day trading range in 40 years.

FUND MANAGEMENT AND STRATEGY

The Fund invests primarily in medium capitalization stocks of well-managed, financially sound companies, offering under-valued earnings and cash flow growth opportunities. These are companies, in which, management or large outside investors are significant common stock owners or buyers, or where the company itself is repurchasing its own shares on the open market. This investment discipline is now recognized as The Informed Investor Strategy.

Quite simply, these companies qualify for research analysis only if they meet at least one of these four first-screen tests:

1.	The company’s officers and directors are buying its common stock on the open market.

2.	A major outside investor (minimum 5% shares outstanding owned) has filed a Form 13-D purchase disclosure on the company’s stock.

3.	The company has announced its intent to repurchase its common stock on the open market.

4.	A significant percentage of the company’s stock is owned by family/management.

The buy disciplines are matched by a series of five sell disciplines. They are:

1.	Begin selling if a stock drops a minimum of 8% from an average cost basis.

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

2.	Begin selling when a holding-high loss-limit is triggered (stock falls a minimum of 14% from its portfolio holding-high price).

3.	Begin selling on preliminary indications of a stock breakdown in a company’s financials.

4.	Begin selling when informed investors’ stock transaction signals turn bearish.

5.	Sell partial positions of a portfolio stock after sharp price run-ups.

PORTFOLIO TRANSACTIONS

The Fund profited from its two dominating sector allocations: Information Technology and Consumer Discretionary. At year-end, these two sectors accounted for approximately 50% of the Fund’s equity portfolio weightings. Information Technology was led by Apple (AAPL) which returned 38.1% during the year.

Major new securities bought in the first fiscal quarter and their performance during the quarter were Solarwinds (SWI) 32.8% and Ulta Salon Cosmetics and Fragrances (ULTA) 1.4% - - both of which are still held in the portfolio.

In the second quarter, major equity positions added to the Fund along with their performance during the quarter included Apple (AAPL) 60.0%, Continental Resources (CLR) -55.2%, Cummins, Inc. (CMI) -5.7%, Fastenal (FAST) 32.5%, B/E Aerospace (BEAV) -3.8%, Ca, Inc. (CA) 4.6%, McDonalds (MCD) -5.7%, Parametric Technology (PMTC) -3.7%, Qualcom (QCOM) 4.3%, Select Comfort (SCSS) 36.0%, Tractor Supply (TSCO) 14.6% and Valspar (VAL) 19.4%. All except Apple were later sold in response to stop-loss sell triggers occurring in a volatile market.

In the third quarter, positions added and their performance during the quarter were Align Technologies (ALGN) -15.5%, MasterCard (MA) -21.2%, Monster Beverage (MNST) 31.3%, Questcor Pharmaceuticals (QCOR) 8.2%, Seagate Technologies (STX) -63.0% and Ebay (EBAY) -6.2%. Out of these, ALGN, QCOR and EBAY remained in the portfolio at August 31, 2012.

Beginning in the fourth quarter, positions purchased and their performance during the quarter were Mellanox Technologies (MLNX) -20.4%, TJX Company (TJX) 5.7%, Western Digital (WDC) 8.4%, Lumber Liquidators (LL) 33.0% and Michael Kors (KORS) 3.5% All of these positions remained in the portfolio at August 31, 2012.

On a full fiscal-year time basis, the portfolio performance was positively impacted most by these three largest-weighted sectors: Information Technology (+21%), Healthcare (+19%) and Consumer Discretionary (+11%). It was negatively impacted, on a relative performance basis, by the three largest-weighted lagging sectors: Materials (-12%), Energy (+3%) and Utilities (+5%).

Measured on a total return basis, for the full fiscal year, the top-ten portfolio equity holdings contributing most to the Fund’s performance were: HANS (Hanson), LL (Lumber Liquidators), WNR (Western Refining), ESRX (Express Scripts), ROST (Ross Stores), ALXN (Alexion Pharmaceuticals), DLTR (Dollar Tree), EBAY (Ebay), SCSS (Select Comfort) and AAPL (Apple)

The ten portfolio equity holdings contributing the least to the Fund’s performance for the full fiscal-year were: SAVE (Spirit Airlines), CTRX (Catamaran Group), LQDT (Liquidity Services), STX (Seagate), SPRD (Spreadtrum), TKR (Timken), PMTC (Parametric Technology), NTES (Netease), CVI (CVR Energy) and AMZN (Amazon).

MONTEAGLE INFORMED INVESTOR GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

All of the top-performing portfolio stocks, except Hanson, Dollar Tree and Select Comfort, continued to be held at fiscal year-end. None of the top-ten poor performing stocks were held at fiscal-year end.

SECTOR WEIGHTINGS

Significant sector weightings in the Fund that differed significantly from the sector weightings of the S&P 500:

First Quarter:	Sector	Fund	S&P 500
	Financials	24.1%	14.1%
	Consumer Discretionary	20.0%	10.8%
	Information Technology	18.5%	19.0%

Second Quarter:	Sector	Fund	S&P 500
	Information Technology	25.3%	20.9%
	Consumer Discretionary	24.0%	11.1%
	Industrials	15.9%	10.5%

Third Quarter:	Sector	Fund	S&P 500
	Consumer Discretionary	20.9%	10.8%
	Healthcare	20.1%	11.9%

Fourth Quarter:	Sector	Fund	S&P 500
	Financials	27.6%	14.2%
	Information Technology	20.4%	17.6%

At fiscal year-end, the Monteagle Informed Investors Growth Fund was 88.5% invested and the remaining 11.5% was in cash. Management believes that the Fund’s portfolio seemed, at that time, best situated relative to the then-current market outlook.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE INFORMED INVESTOR GROWTH FUND PERFORMANCE — August 31, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Informed Investor Growth Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2012)
	One Year	Since Inception(a)
Monteagle Informed Investor Growth Fund	14.81%	11.74%
S&P 500 Index	18.00%	2.87%

(a)	Represents the period from the commencement of operations (April 3, 2008) through August 31, 2012.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Informed Investor Growth Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Informed Investor Growth Fund, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the twelve months ended August 31, 2012, the Monteagle Quality Growth Fund (the “Fund”) reported a total return of 14.26%. The S&P 500 Index (“S&P 500”) and the Russell 1000 Growth Index (“Russell 1000”), the Fund’s two benchmarks, had total returns of 18.00% and 17.37%, respectively, for the same period. The Fund’s net asset value as of August 31, 2012 was $9.95 versus $8.71 as of August 31, 2011.

What is the Fund’s investment approach?

The Fund utilizes a growth style, investing in primarily domestic, high quality companies believed to have above-average sustainable and/or accelerating growth with an ability to exceed earnings expectations over time. The underlying belief is that high quality companies outperform over time with less risk. Various quality rankings and other metrics which demonstrate quality, including earnings consistency, are evaluated carefully before a stock is added to the portfolio. The Fund employs a proprietary screening process and bottom-up work to construct portfolios. However, portfolio constraints are established to ensure sufficient diversification by sector, as well as by market capitalization. The underlying belief is that diversification provides for greater control of risk in the portfolio, while allowing freedom in individual stock selection. The screening process is designed to identify stocks with rising expectations, as the Fund looks to invest in securities whose growth potential is generally underestimated by the market. Holdings generally have a market capitalization of at least $2 billion, with about 65% to 75% of the portfolio in stocks of over $15 billion.

Compared to the S&P 500, the portfolio will typically have a lower dividend yield, a higher price/earnings ratio and a higher expected earnings growth rate.

What influenced the Fund’s performance?

Despite fits and starts along the way, the market once again rewarded equity investors with strong mid-teens returns for the fiscal year ended August 31, 2012. In a repeat of the prior two fiscal years, investors see-sawed between continued concerns regarding the possible deterioration of the European Union with the accompanying potential for renewed global economic deterioration and excitement regarding a growing probability of yet another round of monetary easing on the part of central banks around the globe. At the end of day, the expected liquidity benefits from further monetary actions won out as evident in the solid advance in a broad range of risk assets including domestic equities. While corporate earnings results over the past twelve months did witness the moderation in growth that we expected entering the fiscal year, the overall level of growth was still enough to present an additional factor supporting higher stock prices in the just completed period.

While the Fund delivered respectable performance over the twelve month period, we were disappointed that the strong fundamentals and attractive valuations of portfolio holdings were not more fully rewarded. In particular, portfolio holdings continued to exhibit greater success at meeting or exceeding consensus earnings expectations relative to both the style benchmark and the broad market. While macro-economic headlines have been the primary factor in what has been very much a “risk-on, risk-off” environment over the past several quarters, we remain

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

confident that in the long run underlying fundamentals drive stock prices and that strong earnings surprises and positive estimate revision trends will become more of a differentiating factor in stock performance as the current corporate earnings cycle matures. Earnings growth rates have already begun to decelerate following incredibly strong growth over the course of 2010 and 2011. Growth rates in 2012 have remained respectably in the high-single-digit to low-double-digit range but expectations for the coming quarters call for a continued moderation in corporate earnings growth. Based on history, this slowdown in profits growth suggests high quality stocks should be increasingly well-positioned for outperformance relative to low quality. Because of greater consistency in earnings delivery, strong balance sheets, and diversified business operations, large cap high quality growth companies tend to act particularly well on a relative basis in periods of slowing profit growth. Based on historical valuations, large cap high quality stocks remain substantially undervalued relative to smaller cap and lower quality stocks and we would expect to see this valuation discrepancy close.

During the first six months of the fiscal year just ended, the market rallied off of a calendar year 2011 low set in the first week of October to deliver a low-teens return over the full period ended February 29, 2012. A frequent event since the market rallied off of cycle lows back in early 2009, it was once again easing action on the part of a central bank that served as the catalyst for upside in stock prices. This time around it was the European Central Bank (the ECB) that launched a round of liquidity injection with a program dubbed “LTRO”, which stands for Long Term Refinancing Operation and essentially involved the central bank lending money at a very low interest rate to euro zone banks for a period of three years. This new injection of liquidity had the effect of lowering sovereign bond yields, reducing fears of default, and spurring investors back into risky assets. Against this backdrop, higher beta and lower quality issues outpaced higher quality stocks. While all ten economic sectors delivered positive returns, economically-sensitive or “cyclical” sectors led the way with Information Technology (up 21.0%), Industrials (up 16.1%), and Consumer Discretion (up 13.6%), the top performing sectors in the Russell 1000. Traditionally defensive, the Utilities, Telecommunications, and Consumer Staples sectors were the laggards (up 0.2%, 6.8%, and 7.0%, respectively).

For the period, the Fund’s portfolio delivered a solid double-digit absolute return that came in a bit below the benchmarks on a relative basis. Sector allocation was a neutral factor, as a beneficial underweight in the lagging Health Care sector was offset by an overweight in the also-lagging Energy sector. Overall, stock selection was a negative factor with four sectors contributing positively and six sectors contributing negatively to relative performance. Stock selection was notably favorable within the Consumer Discretionary, Industrials, and Telecommunications sectors of the portfolio. Stock selection was notably negative within the Energy, Health Care, and Information Technology sectors. Of note, the Fund’s preference for high quality stocks was a headwind across sectors in a period meaningfully favoring higher beta, low quality securities.

During this period, stocks that contributed most positively to relative returns were W.W. Grainger (distributor of industrial supplies, up 36%), Cummins (manufacturer of heavy-duty engines, up 31%) and Walt Disney (media & theme parks, up 25%). Significant detractors from relative

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

performance included Carbo Ceramics (supplier of oil & gas drilling consumables, down 42%), Peabody Energy (coal producer, down 27%) and Freeport McMoran (copper & gold mining, down 10%).

While muted compared to the first six months, stock market performance remained positive in the second half of the fiscal year, with both the S&P 500 and Russell 1000 experiencing low single digit advances. Midway through this six month period, the market did experience a bump in the road with the S&P 500 declining nine percent from its spring highs. In a repeat of the prior summer, renewed concerns related to Europe and deterioration in economic data both in the U.S. and abroad led to the market pullback. However, unlike the prior summer, when the sell-off in the S&P 500 reached a much more severe 20% decline at its worst point, this most recent sell-off was rather subdued and orderly. While corporate earnings delivery over this six month period was stronger than many investors feared, economic readings related to employment and manufacturing backslid from the improved levels of early 2012. Thus it was once again indications of forthcoming new monetary easing actions on the part of our U.S. Federal Reserve and central banks abroad, most notably the ECB, aimed at combating the weak global economy that triggered a recovery in stock prices during the months of July and August. For the full six month period, defensive sectors led relative to cyclical, as the extremely low interest rates available in the bond market acted as an additional catalyst behind a rotation into yield-oriented stocks. Consumer Staples (up 9.4%), Health Care (up 9.0%), and Telecommunications (up 7.1%) were the best performing sectors in the Russell 1000. Lingering concerns related to slowing global economic demand was evident in the lagging returns delivered by the Industrials (down 4.4%), Materials (down 1.1%) and Energy (up 0.8%) sectors.

For the six month period ended August 31, 2012, the Fund’s portfolio lagged slightly compared to the Russell 1000 and S&P 500. While the portfolio remained meaningfully overweighted in high quality stocks (stocks with a Standard & Poors Earnings Quality rating of B+ or better), the benefit of this high quality profile was muted by a directional weighting in favor of economic sectors and individual holdings positioned to benefit from continued steady-but-slow global economic improvement. As such, the portfolio did not benefit from this period’s rotation into Consumer Staples and Health Care, two sectors where we have yet to identify meaningfully attractive fundamental earnings growth candidates relative to high quality stocks in other economic sectors and thus have been consistently underweight over the past several quarters. While sector allocation was a negative factor during this period, overall stock selection within the Fund was positive, particularly in the Information Technology and Materials sectors of the portfolio. Strong contributions from holdings in these sectors were partially offset by negative relative contribution from holdings in the Consumer Discretion and Energy sectors of the portfolio.

During this period, stocks that contributed most positively to returns were eBay (online retail and payment solutions, up 33%), Hain Celestial (organic foods, up 68%), and Walt Disney (media & theme parks, up 18%). Significant negative contributors included Tempur Pedic (high-end bedding, down 41%), Cummins (heavy-duty engines, down 19%) and Occidental Petroleum (oil & gas exploration, production, and marketing, down 18%).

MONTEAGLE QUALITY GROWTH FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

What is the Fund’s Strategy?

The Fund will continue to focus on maintaining a diversified portfolio of high quality companies delivering sustainable above-market earnings growth as well as companies poised to experience meaningful acceleration in earnings growth relative to expectations. The Fund’s Sub-Adviser believes the companies that can exceed expectations in the form of positive earnings surprises will be well rewarded over coming quarters.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE QUALITY GROWTH FUND PERFORMANCE — August 31, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Monteagle Quality Growth Fund,
the S&P 500 Index and the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2012)
	One Year	Five Years	Ten Years
Monteagle Quality Growth Fund	14.26%	2.47%	4.66%
S&P 500 Index	18.00%	1.28%	6.50%
Russell 1000 Growth Index	17.37%	3.68%	7.01%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund perform?

For the year ended August 31, 2012, the Monteagle Select Value Fund (the “Fund”) had a total return of 9.01%. The S&P 500 Index (“S&P 500” or “Index”) had a total return of 18.00% for the same period. The Fund’s net asset value per share as of August 31, 2012 was $10.95 versus $10.16 on August 31, 2011.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500. In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will generally have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities unless more securities are needed for limiting specific dollar amounts per security or to over-weight a particular sector. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

During the twelve months ended August 31, 2012, the Fund’s performance was affected by various economic concerns both domestically and globally. The fear of the fiscal cliff and the presidential election provide considerable uncertainty in the market. The issues that have continued to affect the markets throughout the year are the uncertain stabilization of the domestic financial markets, the fear of the European economies and the prolonged higher level of U.S. unemployment. During the period, the equity markets reached market highs that have not been seen since May 2008 prior to the height of the recession. Following these highs, the U.S. credit rating was lowered which resulted in a significant downturn in the early weeks of August 2011. The S&P 500 yielded attractive returns during the first calendar quarter of the year only to subsequently fall back to this level in early June 2012. The Dow Jones Industrial Average (the “Dow”) began the period at approximately 11,600 on August 31, 2011 briefly falling to the low of 10,655 on October 3, 2011 to then increase to its high of 13,279.32 on May 1, 2012. The Dow concluded on August 31, 2012 near its high for the period at 13,090.84. The S&P 500 trended similarly, beginning the period at just over 1,200 on August 31, 2011, falling just below 1,100 in early October, to then increase to its high point of 1,419.04 on April 2, 2012. The S&P 500 also concluded on August 31, 2012 near its high for the period at 1,406.58. During this period the Federal Open Markets Committee of

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

the Federal Reserve continued to maintain the Fed Funds rate at the range of 0% to 0.25%, where it has remained since December 2008. These factors contributed to a mixed market environment that proved difficult for the Fund given its focus of a “value style, reversion-to-the-mean” strategy which typically thrives in a growing economic environment. The Fund compares its performance to the S&P 500. The Fund is affected by its asset allocation weighting to the ten sectors of the Index.

For the first quarter ended November 30, 2011, the portfolio holdings of the Fund under-performed the Index. The investments of the Fund experienced a -0.35% return versus a return for the Index of 2.90%. For the trailing 12-month period ended November 30, 2011, the portfolio holdings of the Fund under-performed the Index with the investments of the Fund experiencing a -0.01% return versus a 7.83% return for the Index, a difference of 784 basis points. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represented 94.6% of the assets with cash and money funds representing 5.4% of the assets at November 30, 2011.

The broad sectors of the Index that improved the most on average during the first quarter were Utilities (+3.30%), Information Technology (3.21%), and Consumer Staples (2.94%) sectors while the Financials (-7.48%), Materials (-5.44%) and Telecommunication Services (-0.80%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in Consumer Staples, Healthcare and Industrials sectors during this quarter; the lower performing sectors in the portfolio were Telecommunications, Information Technology and Financials. The equity markets still have yet to return to levels prior to the financial crisis, although appreciation from the lows has occurred. The first quarter included significant volatility in the equity market, concluding slightly higher than it began.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services and Energy sectors. The largest sector allocations are Financials (19.7%), Healthcare (14.4%) and Information Technology (14.1%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Intel Corp. (+23.75%), Dean Foods Co. (+17.59%), and Kohl’s Corp. (+16.10%). The Fund’s portfolio performance was most negatively affected by MEMC Electronic Materials (-40.26%), Bank of America Corp. (-33.41%) and Sprint Nextel (-28.19%). During the quarter, no disposals or purchases were made as with the relatively flat trading in the general market there were no securities that achieved their target price. As of the end of the quarter, cash represented 5.4% of the assets.

For the second quarter ended February 29, 2012, the portfolio holdings of the Fund outperformed the Index. The investments of the Fund experienced a 10.47% return versus a return for the Index of 10.11%, a difference of 36 basis points. For the trailing 12-month period ended February 29, 2012, the portfolio holdings of the Fund underperformed the Index with the investments of the Fund experiencing a -4.65% return versus a 5.12% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represented 92.9% of the assets with cash and money funds representing 7.1% of the assets at February 29, 2012.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The broad sectors of the Index that improved the most on average during the second quarter were the Financial (24.45%), Information Technology (20.34%), and Industrial (18.14%) sectors while the Utilities (4.71%), Consumer Staples (8.06%) and Telecommunication Services (9.51%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in the Financials, Consumer Staples, and Information Technology sectors during this quarter; the lower performing sectors in the portfolio were Telecommunications, Utilities and Healthcare. The equity markets still have yet to return to levels prior to the financial crisis, although significant appreciation from the lows has occurred. The second quarter witnessed notable improvement in the equity market, with the S&P 500 concluding at its highest level since June 2008.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services and Energy sectors. The largest sector allocations were Financials (21.4%), Consumer Discretionary (13.7%) and Healthcare (13.0%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Whirlpool Corp (+54.04%), Bank of America Corp. (+46.51%), and Genworth Financial, Inc. (+37.94%). The Fund’s portfolio performance was most negatively affected by RadioShack Corp. (-38.24%), Hewlett-Packard Co. (-9.45%) and Best Buy Co. (-8.82%). During the quarter, two disposals were made in order to remove securities that had achieved their target price and leave room for new securities with more appreciation potential. The cash balance continues to remain relatively higher in order to allow cash to average into the equity market and/or find additional securities with positive appreciation potential. As of the end of the quarter, cash represented 7.1% of the assets.

For the third quarter ended May 31, 2012, the portfolio holdings of the Fund underperformed the Index. The investments of the Fund experienced a -9.21% return versus a return for the Index of -3.53%. For the trailing 12-month period ended May 31, 2012, the portfolio holdings of the Fund underperformed the Index with the investments of the Fund experiencing a -13.87% return versus a -0.41% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represented 93.5% of the assets with cash and money funds representing 6.5% of the assets at May 31, 2012.

The broad sectors of the Index that improved the most on average during the third quarter were the Telecommunication Services (9.14%), Consumer Services (3.89%), and Utilities (3.42%) sectors while the Energy (-12.76%), Materials (-7.59%) and Industrials (-5.04%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in the Telecommunication Services, Utilities, and Consumer Staples sectors during this quarter; the lower performing sectors in the portfolio were Financials, Information Technology and Materials. The equity markets still have yet to return to levels prior to the financial crisis, although significant appreciation from the lows has occurred. The third quarter experienced volatility in the equity market, with the S&P 500 gaining almost 4% to subsequently fall over 7%, concluding just above 1,300.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

As of the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services and Consumer Staples sectors. The largest sector allocations are Financials (20.1%), Information Technology (14.9%), and Consumer Discretionary (13.6%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of ConocoPhillips (+32.29%), AT&T Corp. (+11.70%), and Wal-Mart Stores (+11.41%). The Fund’s portfolio performance was most negatively affected by MEMC Electronics (-57.51%), Genworth Financial (-42.35%) and First Solar, Inc. (-39.58%). During the quarter, two disposals were made in order to remove securities that had achieved their target price and leave room for new securities with more appreciation potential. Four securities were purchased in order to reinvest the cash. The cash balance continued to remain a little elevated in order to allow cash to average into the equity market and/or find additional securities with positive appreciation potential. As of the end of the quarter, cash represented 6.5% of the assets.

For the fourth quarter ended August 31, 2012, the portfolio holdings of the Fund outperformed the S&P 500. The investments of the Fund experienced a 9.07% return versus a return for the Index of 7.94%. For the trailing 12-month period ended August 31, 2012, the portfolio holdings of the Fund underperformed the Index with the investments of the Fund experiencing a 9.01% return versus an 18.00% return for the Index. Please review the Performance Analysis section of this report for additional performance information. The portfolio continued to be heavily invested in equities which represented 93.7% of the assets with cash and money funds representing 6.3% of the assets at August 31, 2012.

The broad sectors of the Index that improved the most on average during the fourth quarter were the Telecommunication Services (11.88%), Energy (11.13%), and Financials (9.29%) sectors while the Utilities (2.71%), Industrials (5.13%) and Materials (5.87%) sectors were the lowest performing within the Index. The portfolio performance was led by its holdings in the Telecommunication Services and Information Technology sectors during this quarter; the lower performing sectors in the portfolio were Utilities, Materials and Healthcare. The equity markets still have yet to return to levels prior to the financial crisis, although significant appreciation from the lows has occurred. The fourth quarter experienced positive appreciation in the equity market, with the S&P 500 ending just above 1,400, near the high of the year.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Utility, Telecommunication Services and Consumer Staples sectors. The largest sector allocations are Financials (18.7%), Information Technology (15.7%), and Consumer Discretionary (13.1%). The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Sprint Nextel (+88.72%), MEMC Electronic Materials (+60.48%), and First Solar, Inc. (+59.16%). The Fund’s portfolio performance was most negatively affected by RadioShack (-47.63%), Hewlett Packard (-25.57%) and Cliffs Natural Resources (-13.11%). During the quarter, one disposal was made in order to remove a security that had achieved its target price and make room for new securities with more appreciation potential. One security was purchased in order to reinvest the cash. The cash balance continued to remain marginally in order to allow cash to average into the equity market and/or find additional securities with positive appreciation potential. As of the end of the quarter, cash represented 6.3% of the assets.

MONTEAGLE SELECT VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

For the year ended August 31, 2012, the Fund underperformed the Index. The investments of the Fund experienced a 9.01% return versus an 18.00% return for the Index. The broad sectors of the Fund that contributed the most on average to the performance were the Consumer Staples (+31.71%), Telecommunications Services (+28.84%), and Industrials (+21.56%) sectors while the Materials (-11.37%), Information Technology (-4.88%) and the Consumer Discretionary (-3.10%) sectors were the lowest performing on average within the Fund.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification. The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market. Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy. It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index. Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE SELECT VALUE FUND PERFORMANCE — August 31, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Select Value Fund and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2012)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund	9.01%	(3.60%)	2.80%
S&P 500 Index	18.00%	1.28%	6.50%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund, which will not invest in certain securities comprising this index.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited)

How did the Fund Perform?

For the year ended August 31, 2012, the Monteagle Value Fund (the “Fund”) reported a total return of 8.64%. The S&P 500 Index (“S&P 500”) had total returns of 18.00% for the same time period. The Fund’s net asset value per share as of August 31, 2012 was $13.31 versus $15.55 at August 31, 2011. The drop in NAV was due in part to a capital gain distribution of $3.02 per share paid in December 2011.

What is the Fund’s investment approach?

The Fund’s investment goal is to achieve maximum returns through investing in undervalued companies. The Fund determines value usually based on price-to-earnings ratios, but also reviews historical price to book value ratios, dividend yield and balance sheet quality in determining whether prospective investments are truly undervalued. The adviser will hold 35 to 45 equities. The Fund seeks to maintain a minimum average market capitalization of $5 billion. The current average market capitalization exceeds $40 billion. The current price earnings ratio is 12.1 times 2013 earnings and currently yields 2.7 percent. The S&P 500 currently trades at 13.4 times 2013 earnings and yields 1.9 percent.

Fund’s adviser also makes industry determinations based upon interest rate cycles. Historical relationships between short-term and long-term U.S. Treasury securities impact industry weightings as easier money promotes growth in inflation while tight money favors disinflation.

The Fund also makes investments for the long-term, holding the positions for three to five years unless extraordinary events occur such as mergers, acquisitions or deterioration of the industry or company.

What influenced the Fund’s performance?

During the year ended August 31, 2012, the Fund underperformed the S&P 500. We remain committed to our buy and hold investment strategy though many believe long term investment is no longer relevant. Our positions continue to focus on economically sensitive issues that usually benefit from improving economic conditions. Consequently, these positions have been whipsawed by the markets over the past twelve months. With short-term interest rates flat-lining just above zero, we believe that commodity prices will ultimately rise as a result of renewed economic activity. Worldwide financial trade winds have not been favorable to companies tied to international markets over the past twelve months. Budget issues pertaining to European debt woes have presented challenges to financial markets during this period. Waning Chinese economic growth has also been a contributing factor to weakening demand for raw materials reducing prices further contributing to our market underperformance.

During the past twelve months, the Federal Reserve transitioned from QE II to Operation Twist that moved its Federal Open Market Operation activity to swapping short-term Treasury Bills and Notes to longer term bonds. Money supply growth increased during the year approaching 10% which is very accommodative to financial markets. Additionally, the third year of $1.0 trillion budget deficits by the U.S. government has made John Maynard Keynes proud as the Fiscal stimulus theoretically lessens the severity of recessions. With the Fed and Treasury printing money, one would expect more robust economic growth. Yet, the high unemployment and weak

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

housing numbers continue to suggest the economy is far from full recovery. Our positive stance may have been premature in the past but believe conditions continue to be favorable for rising stock prices.

We do believe that the market has been too focused on fiscal cliffs and proverbial cans being kicked down the road as policy makers extend debt terms and refinance bonds. During the year, the S&P downgraded U.S. Treasury bonds and the market responded by higher prices and lower yields. Usually, lower interest rates portends higher stock prices. Interest rates remain conducive to fostering economic growth, both in the U.S. as well as the rest of the world. We believe stock prices have not fully discounted the benefits to the favorable interest rate environment.

During the first six months of the year, the Fund performed in line with the market providing returns of 9.75% versus the S&P 500 of 13.31%. During this period, many of the positions believed to benefit from improving economic conditions performed in line with the market. Federal Reserve policy continued to maintain low short-term interest rates and accommodation at the discount window allowing banks and investment banks the ability to borrow. The financial system remains strong as corporate bond market has been very active as interest rate spreads have narrowed indicating that companies have accessed public markets for borrowing needs. During this period, the Fund’s weighting in chemicals, paper, mining and steel of 35% and healthcare of 12.2% impeded the returns of the Fund. Our 10.4% weighting in telecommunications helped our returns for the Fund during this period.

The Fund disposed of Eastman Kodak, AOL, Alcoa, Tidewater, Cubist Pharmaceuticals, Applied Materials, Shaw Industries, Pfizer, IPG, Marathon Petroleum, and Gap, Inc. The Fund reduced its holdings in Dupont and Newmont Mining. The Fund invested in International Paper, Solutia, Textron, Worthington Industries, Spreadtrum Communications, Chemtura, Kronos Worldwide, Nuvasive, and Sanmina-SCI. Also, ADPT. Co changed its name to Steel Excel, Inc.

During the six months ended August 31, 2012 the Fund experienced underperformance versus the S&P 500 during the quarter ended May 31, 2012. During this period the Fund returned -1.01% versus 4.14% for the S&P 500. Recent Federal Reserve policy continues to maintain low short-term interest rates and money supply is growing at 10% annually. Quantitative Easing I, II and most recent Operation Twist is allowing the rampant growth of the monetary base propping up the banking system. Money market yields continue to be low and the bond market has outperformed all stock indices during this period as money came out of stock mutual funds and into bond funds. The Fund continues to favor economically sensitive issues although the obvious policy changes at the Fed and other world central banks have quelled the commodity markets. Turmoil in the European financial markets has created questions about the Euro being a formidable reserve currency against the dollar. Middle Eastern investors have shifted out of the Euro into the dollar and the Euro has fallen in its exchange value by twenty percent against the dollar. Deflationary pressures have eliminated inflation from being any concern for central banking policy.

During the last six months our weightings in Industrials and Materials combined at nearly 40% has continued to contribute to our underperformance. Recent moves in telecommunications and health stocks actually helped performance for the Fund. During the six months, the Fund made no changes to its holdings.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

Since November 2011, Federal Reserve policy has been very accommodative maintaining record low short-term interest rates and growing money supply at 10% on an annual basis. Summer time turmoil in Europe pertaining to Credit issues in Greece, Spain and Portugal has presented financial challenges for banks in Europe and New York which has plagued the financial markets here and abroad. Additional weakness in the Chinese and South American markets indicates worldwide economic slow-down.

The Fund maintains its belief that economic conditions are indeed improving as monetary aggregates continue to anticipate economic growth for the foreseeable future. Recent declines in commodity prices should give the Fed ample reason to start another round of stimulus in the form of QE III recently announced after the Fund’s year end. The Fed has indicated it will keep purchasing $40 billion in mortgage backed bonds per month as long as it takes to see meaningful employment improvements.

The current market remains volatile due to the high frequency traders with very little regulatory scrutiny. Since January 2012, equity mutual funds have seen over $400 billion in liquidations, though the market remains resilient with positive returns. We still believe that low money market yields and low bond yields should lead investors back into stocks.

The current U.S. Treasury yield curve supports growing economic activity. The Federal Reserve has reiterated its willingness to do what is necessary to avert further deflationary pressures associated with job and housing weakness.

What is the Fund’s strategy?

The Fund continues to focus on consistency in earnings in its holdings. The Fund remains committed to economically sensitive issues including energy, materials and industrials. The Fund has a modest overweight in materials, telecommunications and industrials as the economic recovery continues to sputter and recent Fed policy statements indicated they were concerned that it would be willing to accept higher inflation as it fends off deflationary forces. The Fund is underweight energy, financials, utilities, health and technology sectors. The Fund believes that worldwide economic recovery has started though unemployment remains high and housing weak.

MONTEAGLE VALUE FUND A DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

The Fund’s industry weightings as of August 31, 2012 as compared to the S&P 500 were as follows:

	MVRGX	S&P 500
Industrials	8.2%	12.7%
Energy	7.3%	8.0%
Materials	31.7%	6.3%
Financials	0.0%	13.0%
Health	13.5%	12.3%
Technology	11.2%	15.8%
Telecom	11.7%	0.8%
Utilities	5.3%	4.3%
Consumer Discretion	3.8%	19.2%
Consumer Staples	2.9%	7.6%
Other Holdings	4.4%	0.0%

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE VALUE FUND PERFORMANCE — August 31, 2012 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Monteagle Value Fund, the S&P 500 Index and the Russell 2000 Value Index

Average Annual Total Return (for the periods ended August 31, 2012)
	One Year	Five Years	Ten Years
Monteagle Value Fund	8.64%	(0.22%)	7.65%
S&P 500 Index	18.00%	1.28%	6.50%
Russell 2000 Value Index	14.08%	0.73%	8.48%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Value Fund versus the S&P 500 Index and the Russell 2000 Value Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 2000 Value Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Value Fund, which will not invest in certain securities comprising these indices.

MONTEAGLE FIXED INCOME FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2012 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
U.S. Treasury Note, 2.00%, due 11/15/2021	5.84%
U.S. Treasury Note, 1.75%, due 05/15/2022	5.69%
U.S. Treasury Note, 1.625%, due 08/15/2022	5.60%
FNMA, Pool 386008, 4.52%, due 04/01/2013	3.08%
U.S. Treasury Note, 2.125%, due 08/15/2021	2.96%
FHLMC, Pool J19285, 2.50%, due 06/01/2027	2.18%
FHLMC, Series 3290 PD, 5.50%, due 03/15/2035	2.16%
Johnson & Johnson, 5.15%, due 07/15/2018	2.06%
FHLMC, Series 2841 BY, 5.00%, due 08/15/2019	1.79%
GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/2018	1.71%

Sector Allocation	(% of Net Assets)
Corporate Bonds	47.33%
U.S. Government and Agency Obligations	29.35%
Mortgage-Backed Securities	15.64%
Money Market Funds	10.72%
Liabilities in Excess of Other Assets	(3.04%)
100.00%

MONTEAGLE INFORMED INVESTOR GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2012 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
ProShares Ultra QQQ	11.35%
ProShares Ultra Russell 2000	8.32%
ProShares Ultra S&P 500	7.92%
Alexion Pharmaceuticals, Inc.	6.79%
Apple, Inc.	5.81%
Mellanox Technologies Ltd.	4.99%
TJX Cos., Inc.	4.93%
CF Industries Holdings, Inc.	4.37%
Western Digital Corp.	3.77%
Align Technology, Inc.	3.68%

Top Ten Portfolio Industries	(% of Net Assets)
Retail	12.71%
Computers	9.58%
Biotechnology	6.79%
Pharmaceuticals	5.30%
Semiconductors	4.99%
Chemicals	4.37%
Healthcare - Products	3.68%
Oil & Gas	3.13%
Software	3.00%
Internet	2.87%
56.42%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Exchange-Traded Funds	27.59%
Money Market Funds	25.30%
Technology	17.57%
Consumer, Non-cyclical	15.77%
Consumer, Cyclical	14.71%
Communications	4.42%
Basic Materials	4.37%
Energy	3.13%
Industrial	1.01%
Liabilities in Excess of Other Assets	(13.87%)
100.00%

MONTEAGLE QUALITY GROWTH FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2012 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	8.90%
International Business Machines Corp.	4.27%
Microsoft Corp.	3.87%
QUALCOMM, Inc.	3.38%
Coca-Cola Co.	3.11%
Nordstrom, Inc.	2.59%
American Tower Corp.	2.52%
Roper Industries, Inc.	2.51%
Google, Inc. - Class A	2.45%
Walt Disney Co.	2.43%

Top Ten Portfolio Industries	(% of Net Assets)
Computers	14.41%
Retail	10.26%
Semiconductors	6.66%
Internet	5.73%
Software	5.57%
Healthcare - Products	3.73%
Machinery - Diversified	3.47%
Oil & Gas Services	3.37%
Chemicals	3.18%
Beverages	3.11%
59.49%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Technology	26.64%
Consumer, Non-cyclical	17.94%
Consumer, Cyclical	16.49%
Industrial	14.72%
Communications	9.39%
Financial	5.35%
Energy	5.24%
Basic Materials	3.18%
Money Market Funds	0.48%
Utilities	0.45%
Other Assets in Excess of Liabilities	0.12%
100.00%

MONTEAGLE SELECT VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2012 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Pfizer, Inc.	3.17%
First Solar, Inc.	2.96%
WellPoint, Inc.	2.95%
Baker Hughes, Inc.	2.92%
Raytheon Co.	2.75%
Wal-Mart Stores, Inc.	2.75%
Gilead Sciences, Inc.	2.69%
Applied Materials, Inc.	2.58%
Harris Corp.	2.55%
CVS Caremark Corp.	2.51%

Top Ten Portfolio Industries	(% of Net Assets)
Insurance	10.99%
Retail	9.03%
Telecommunications	6.96%
Semiconductors	5.87%
Oil & Gas	5.25%
Banks	5.11%
Aerospace & Defense	3.92%
Media	3.45%
Iron & Steel	3.42%
Pharmaceuticals	3.17%
57.17%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Financial	18.63%
Consumer, Non-cyclical	12.87%
Consumer, Cyclical	12.85%
Money Market Funds	12.80%
Technology	11.95%
Industrial	10.93%
Communications	10.42%
Energy	8.16%
Basic Materials	6.56%
Utilities	1.07%
Liabilities in Excess of Other Assets	(6.24%)
100.00%

MONTEAGLE VALUE FUND SUPPLEMENTARY PORTFOLIO INFORMATION — August 31, 2012 (Unaudited)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
AT&T, Inc.	5.11%
Merck & Co., Inc.	4.85%
Textron, Inc.	4.10%
Duke Energy Corp.	3.85%
EI du Pont de Nemours & Co.	3.73%
Verizon Communications, Inc.	3.59%
Worthington Industries, Inc.	3.50%
Eastman Chemical Co.	3.42%
International Paper Co.	3.37%
Intel Corp.	2.94%

Top Ten Portfolio Industries	(% of Net Assets)
Telecommunications	11.52%
Chemicals	11.34%
Pharmaceuticals	7.15%
Semiconductors	7.03%
Mining	6.52%
Healthcare - Products	6.07%
Electric	5.48%
Oil & Gas	4.89%
Miscellaneous Manufacturing	4.10%
Retail	3.65%
67.75%

Economic Sectors with Cash and Other Assets	(% of Net Assets)
Basic Materials	23.19%
Consumer, Non-cyclical	17.38%
Industrial	17.05%
Money Market Funds	11.85%
Communications	11.53%
Technology	8.36%
Energy	7.17%
Utilities	5.48%
Consumer, Cyclical	3.65%
Financial	1.58%
Liabilities in Excess of Other Assets	(7.24%)
100.00%

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2012

Par Value	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (b) - 29.35%	Fair Value
	U.S. Treasury Notes - 23.24%
$2,000,000	1.625%, due 08/15/2022	$2,011,876
2,000,000	1.75%, due 05/15/2022	2,040,938
2,000,000	2.00%, due 11/15/2021	2,097,656
1,000,000	2.125%, due 08/15/2021	1,062,735
500,000	2.625%, due 08/15/2020	554,570
500,000	3.125%, due 05/15/2021	574,414
		8,342,189
	Federal Home Loan Bank - 2.93%
500,000	5.05%, due 01/03/2018	507,678
500,000	5.25%, due 06/18/2014	544,983
		1,052,661
	Federal Home Loan Mortgage Corporation - 1.63%
500,000	3.75%, due 03/27/2019	583,439

	Federal National Mortgage Association - 1.55%
500,000	5.00%, due 03/02/2015	557,892

	Total U.S. Government and Agency Obligations (Cost $10,018,958)	10,536,181

Par Value	CORPORATE BONDS - 47.33%	Fair Value
	Aerospace & Defense - 3.41%
$575,000	General Dynamics Corp., 5.25%, due 02/01/2014 (b)	$613,524
500,000	United Technologies Corp., 5.375%, due 12/15/2017 (b)	608,928
		1,222,452
	Agriculture - 1.40%
500,000	Philip Morris International, Inc., 2.50%, due 08/22/2022 (b)	502,768

	Banks - 13.30%
500,000	Bank of America Corp., 4.875%, due 01/15/2013	506,853
500,000	Goldman Sachs Group, Inc., 5.95%, due 01/18/2018	563,060
500,000	JPMorgan Chase & Co., 2.05%, due 01/24/2014	508,906
500,000	JPMorgan Chase & Co., 6.00%, due 01/15/2018	598,012
500,000	Morgan Stanley, 3.45%, due 11/02/2015	502,842
500,000	Northern Trust Corp., 2.375%, due 08/02/2022	498,592
500,000	PNC Funding Corp., 4.375%, due 08/11/2020	571,424
250,000	State Street Corp., 4.30%, due 05/30/2014 (b)	265,866

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Par Value	CORPORATE BONDS - 47.33% (Continued)	Fair Value
	Banks - 13.30% (Continued)
$250,000	Wells Fargo & Co., 5.25%, due 10/23/2012	$251,633
500,000	Westpac Banking Corp., 2.00%, due 08/14/2017 (b)	505,863
		4,773,051
	Beverages - 1.40%
500,000	Bottling Group, LLC, 4.625%, due 11/15/2012	504,067

	Biotechnology - 1.54%
250,000	Amgen, Inc., 4.50%, due 03/15/2020 (b)	280,692
250,000	Amgen, Inc., 4.85%, due 11/18/2014 (b)	271,443
		552,135
	Chemicals - 0.73%
250,000	Sherwin-Williams Co., 3.125%, due 12/15/2014 (b)	263,349

	Computers - 1.04%
350,000	Hewlett-Packard Co., 6.125%, due 03/01/2014	374,652

	Diversified Financial Services - 2.98%
500,000	CME Group, Inc., 5.75%, due 02/15/2014	536,056
500,000	Toyota Motor Credit Corp., 3.20%, due 06/17/2015	534,816
		1,070,872
	Electric - 3.20%
500,000	Florida Power Corp., 4.55%, due 04/01/2020 (b)	578,228
500,000	Georgia Power Co., 4.25%, due 12/01/2019 (b)	570,470
		1,148,698
	Electrical Components - 0.82%
250,000	Emerson Electric Co., 5.125%, due 12/01/2016 (b)	293,448

	Food - 1.16%
400,000	McCormick & Co., Inc., 5.25%, due 09/01/2013 (b)	417,492

	Healthcare - Services - 0.05%
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/2014 (b)	16,204

	Household Products & Wares- 0.73%
250,000	Kimberly-Clark Corp., 5.00%, due 08/15/2013	261,113

	Miscellaneous Manufacturing - 3.05%
250,000	3M Co., 1.00%, due 06/26/2017 (b)	252,222
250,000	3M Co., 2.00%, due 06/26/2022 (b)	249,842

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Par Value	CORPORATE BONDS - 47.33% (Continued)	Fair Value
	Miscellaneous Manufacturing - 3.05% (Continued)
$500,000	General Electric Co., 5.25%, due 12/06/2017	$594,003
		1,096,067
	Office & Business Equipment - 0.75%
250,000	Pitney Bowes, Inc., 5.75%, due 09/15/2017 (b)	269,016

	Oil & Gas - 2.93%
250,000	BP Capital Markets, PLC, 4.75%, due 03/10/2019 (b)	290,665
250,000	ConocoPhillips Australia Funding Co., 5.50%, due 04/15/2013 (b)	257,577
250,000	Shell International Finance BV, 1.125%, due 08/21/2017	251,617
250,000	Shell International Finance BV, 2.375%, due 08/21/2022	253,511
		1,053,370
	Pharmaceuticals - 4.48%
250,000	Abbott Laboratories, 5.15%, due 11/30/2012	252,793
500,000	GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/2018	614,900
600,000	Johnson & Johnson, 5.15%, due 07/15/2018 (b)	738,221
		1,605,914
	Retail - 0.70%
250,000	Lowe's Cos., Inc., 5.60%, due 09/15/2012	250,306

	Telecommunications - 3.66%
500,000	AT&T, Inc., 2.95%, due 05/15/2016	538,816
200,000	AT&T, Inc., SBC Comm, 5.625%, due 06/15/2016 (b)	234,823
500,000	Verizon Communications, Inc., 3.00%, due 04/01/2016 (b)	539,347
		1,312,986

	Total Corporate Bonds (Cost $15,688,316)	16,987,960

Par Value	MORTGAGE-BACKED SECURITIES (b) - 15.64%	Fair Value
	Federal Home Loan Mortgage Corporation - 6.93%
$751,229	Pool J19285, 2.50%, due 06/01/2027	$781,311
105,357	Series 15L, 7.00%, due 07/25/2023	120,524
163,851	Series 2840 VC, 5.00%, due 08/15/2015	165,472
593,709	Series 2841 BY, 5.00%, due 08/15/2019	642,779
750,000	Series 3290 PD, 5.50%, due 03/15/2035	776,062
		2,486,148

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Par Value	MORTGAGE-BACKED SECURITIES (b) - 15.64% (Continued)	Fair Value
	Federal National Mortgage Association - 5.95%
$1,100,000	Pool 386008, 4.52%, due 04/01/2013	$1,106,445
159,146	Pool 545759, 6.50%, due 07/01/2032	184,195
66,494	Pool 725421, 7.00%, due 09/01/2017	71,623
81,834	Pool 754289, 6.00%, due 11/01/2033	92,228
171,537	Pool 882684, 6.00%, due 06/01/2036	191,449
188,503	Series 2003-54-PG, 5.50%, due 09/25/2032	196,964
264,270	Series 2007-40-PT, 5.50%, due 05/25/2037	294,904
		2,137,808
	Government National Mortgage Association - 2.76%
133,402	Pool 476998, 6.50%, due 07/15/2029	158,156
125,159	Pool 648337, 5.00%, due 10/15/2020	137,688
135,498	Pool 676516, 6.00%, due 02/15/2038	152,653
133,309	Series 2012-52-PM, 3.50%, due 12/20/2039	144,842
399,936	Series 2012-91-HQ, 2.00%, due 09/20/2041	397,126
		990,465

	Total Mortgage-Backed Securities (Cost $5,403,642)	5,614,421

Shares	MONEY MARKET FUNDS - 10.72%	Fair Value
3,849,164	Fidelity Institutional Money Market Fund Class I, 0.20% (a) (Cost $3,849,164)	$3,849,164

	Total Investments at Fair Value - 103.04% (Cost $34,960,080)	$36,987,726

	Liabilities in Excess of Other Assets, Net - (3.04)%	(1,091,248)

	Net Assets - 100.00%	$35,896,478

(a)	Rate shown represents the 7-day yield at August 31, 2012, is subject to change and resets daily.

(b)
Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012

Shares	COMMON STOCKS - 60.98%	Fair Value
	Aerospace & Defense - 1.01%
1,000	TransDigm Group, Inc. (a)	$138,620

	Apparel - 2.00%
5,100	Michael Kors Holdings Ltd. (a)	275,145

	Biotechnology - 6.79%
8,700	Alexion Pharmaceuticals, Inc. (a)	932,727

	Chemicals - 4.37%
2,900	CF Industries Holdings, Inc.	600,329

	Computers - 9.58%
1,200	Apple, Inc.	798,288
12,400	Western Digital Corp. (a)	518,568
		1,316,856
	Healthcare - Products - 3.68%
14,900	Align Technology, Inc. (a)	505,855

	Internet - 2.87%
8,300	eBay, Inc. (a)	394,001

	Media - 1.55%
3,600	Scripps Networks Interactive, Inc. - Class A	212,760

	Oil & Gas - 3.13%
15,400	Western Refining, Inc.	430,738

	Pharmaceuticals - 5.30%
6,700	Express Scripts Holding Co. (a)	419,554
7,100	Questcor Pharmaceuticals, Inc. (a)	308,424
		727,978
	Retail - 12.71%
9,200	Lumber Liquidators Holdings, Inc. (a)	429,272
7,200	Ross Stores, Inc.	498,168
14,800	TJX Cos., Inc.	677,692
1,500	Ulta Salon Cosmetics & Fragrance, Inc.	141,000
		1,746,132
	Semiconductors - 4.99%
6,000	Mellanox Technologies Ltd. (a)	686,340

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 60.98% (Continued)	Fair Value
	Software - 3.00%
7,500	SolarWinds, Inc. (a)	$411,600

	Total Common Stocks (Cost $7,449,502)	8,379,081

Shares	EXCHANGE-TRADED FUNDS - 27.59%	Fair Value
26,100	ProShares Ultra QQQ (a) (d)	$1,560,258
27,500	ProShares Ultra Russell2000 (d)	1,143,725
18,600	ProShares Ultra S&P500 (d)	1,087,914
	Total Exchange-Traded Funds (Cost $3,496,999)	3,791,897

Shares	MONEY MARKET FUND - 25.30%	Fair Value
3,476,565	Fidelity Institutional Money Market Fund Class I, 0.20% (b) (c) (Cost $3,476,565)	$3,476,565

	Total Investments at Fair Value - 113.87% (Cost $14,423,066)	$15,647,543

	Liabilities in Excess of Other Assets, Net - (13.87)%	(1,906,538)

	Net Assets - 100.00%	$13,741,005

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2012, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2012. Total collateral had a fair value of $1,489,380 at August 31, 2012.

(d)	Security, or a portion of the security, is out on loan at August 31, 2012. Total loaned securities had a fair value of $1,473,844 at August 31, 2012.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012

Shares	COMMON STOCKS - 99.40%	Fair Value
	Aerospace & Defense - 1.54%
1,074	TransDigm Group, Inc. (a)	$148,878
3,579	United Technologies Corp.	285,783
		434,661
	Agriculture - 1.93%
6,111	Philip Morris International, Inc.	545,712

	Apparel - 2.26%
6,555	NIKE, Inc. - Class B	638,195

	Banks - 1.25%
16,045	East West Bancorp, Inc.	352,027

	Beverages - 3.11%
23,460	Coca-Cola Co.	877,404

	Biotechnology - 1.69%
6,627	Celgene Corp. (a)	477,409

	Chemicals - 3.18%
3,470	Airgas, Inc.	288,253
2,943	CF Industries Holdings, Inc.	609,230
		897,483
	Computers - 14.41%
3,775	Apple, Inc.	2,511,281
13,310	EMC Corp. (a)	349,920
6,191	International Business Machines Corp.	1,206,316
		4,067,517
	Cosmetics & Personal Care - 1.56%
7,331	Estee Lauder Cos., Inc.	439,493

	Distribution & Wholesale - 1.59%
2,173	WW Grainger, Inc.	447,551

	Diversified Financial Services - 1.58%
7,664	American Express Co.	446,811

	Electric - 0.45%
3,337	Wisconsin Energy Corp.	126,673

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 99.40% (Continued)	Fair Value
	Electrical Components & Equipment - 1.96%
16,152	AMETEK, Inc.	$554,175

	Electronics - 1.50%
6,934	Amphenol Corp. - Class A	422,073

	Entertainment - 0.94%
11,335	Cinemark Holdings, Inc.	265,466

	Food - 3.01%
10,440	General Mills, Inc.	410,605
2,470	Hain Celestial Group, Inc. (a)	170,405
2,779	Whole Foods Market, Inc.	268,868
		849,878
	Healthcare - Products - 3.73%
8,636	Baxter International, Inc.	506,760
2,824	CR Bard, Inc.	277,063
5,050	Stryker Corp.	268,963
		1,052,786
	Internet - 5.73%
1,415	Amazon.com, Inc. (a)	351,245
12,120	eBay, Inc. (a)	575,336
1,010	Google, Inc. - Class A (a)	691,941
		1,618,522
	Leisure Time - 1.45%
2,824	Harley-Davidson, Inc.	118,495
3,848	Polaris Industries, Inc.	289,331
		407,826
	Machinery - Diversified - 3.47%
2,787	Cummins, Inc.	270,646
6,904	Roper Industries, Inc.	709,662
		980,308
	Media - 2.43%
13,880	Walt Disney Co.	686,644

	Metal Fabricate & Hardware - 1.04%
1,827	Precision Castparts Corp.	294,293

	Miscellaneous Manufacturing - 2.07%
10,918	Danaher Corp.	584,877

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 99.40% (Continued)	Fair Value
	Oil & Gas - 1.88%
2,920	Concho Resources, Inc. (a)	$262,041
3,150	Occidental Petroleum Corp.	267,782
		529,823
	Oil & Gas Services - 3.37%
4,525	National Oilwell Varco, Inc.	356,570
8,198	Schlumberger Ltd.	593,371
		949,941
	Packaging & Containers - 1.60%
10,680	Ball Corp.	450,376

	Pharmaceuticals - 2.90%
6,453	Abbott Laboratories	422,930
6,335	Express Scripts Holding Co. (a)	396,698
		819,628
	Real Estate Investment Trusts - 2.52%
10,097	American Tower Corp.	710,829

	Retail - 10.26%
3,615	GNC Holdings, Inc.	140,443
7,740	Home Depot, Inc.	439,245
9,695	Limited Brands, Inc.	471,177
3,195	McDonald's Corp.	285,921
12,648	Nordstrom, Inc.	731,434
5,885	Wal-Mart Stores, Inc.	427,251
6,285	Yum! Brands, Inc.	400,480
		2,895,951
	Semiconductors - 6.66%
14,720	Intel Corp.	365,498
16,158	Microchip Technology, Inc.	561,490
15,500	QUALCOMM, Inc.	952,630
		1,879,618
	Software - 5.57%
35,478	Microsoft Corp.	1,093,432
15,125	Oracle Corp.	478,706
		1,572,138
	Telecommunications - 1.22%
8,010	Verizon Communications, Inc.	343,949

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 99.40% (Continued)	Fair Value
	Transportation - 1.54%
19,373	CSX Corp.	$435,118

	Total Common Stocks (Cost $21,679,655)	28,055,155

Shares	MONEY MARKET FUND - 0.48%	Fair Value
134,955	Fidelity Institutional Money Market Fund Class I, 0.20% (b) (Cost $134,955)	$134,955

	Total Investments at Fair Value - 99.88% (Cost $21,814,610)	$28,190,110

	Other Assets in Excess of Liabilities, Net - 0.12%	34,943

	Net Assets - 100.00%	$28,225,053

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2012, is subject to change and resets daily.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012

Shares	COMMON STOCKS - 93.44%	Fair Value
	Aerospace & Defense - 3.92%
1,300	Lockheed Martin Corp.	$118,482
4,953	Raytheon Co.	279,943
		398,425
	Banks - 5.11%
7,400	Bank of America Corp.	59,126
1,091	Goldman Sachs Group, Inc.	115,341
19,947	KeyCorp	168,153
11,849	Morgan Stanley	177,735
		520,355
	Biotechnology - 2.69%
4,747	Gilead Sciences, Inc. (a)	273,854

	Building Materials - 2.26%
16,216	Masco Corp.	229,619

	Chemicals - 1.70%
5,900	Dow Chemical Co.	172,929

	Commercial Services - 3.12%
12,630	H&R Block, Inc.	209,153
9,899	RR Donnelley & Sons Co. (d)	108,691
		317,844
	Computers - 2.95%
6,094	Computer Sciences Corp.	196,288
6,175	Hewlett-Packard Co.	104,234
		300,522
	Diversified Financial Services - 1.18%
2,180	CME Group, Inc.	119,682

	Electric - 1.07%
2,500	FirstEnergy Corp.	109,250

	Hand & Machine Tools - 1.77%
2,600	Snap-on, Inc.	180,492

	Healthcare - Products - 0.94%
1,800	Stryker Corp.	95,868

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 93.44% (Continued)	Fair Value
	Healthcare - Services - 2.95%
5,016	WellPoint, Inc.	$300,308

	Home Furnishings - 2.29%
3,087	Whirlpool Corp.	232,945

	Housewares - 1.53%
8,700	Newell Rubbermaid, Inc.	155,991

	Insurance - 10.99%
3,715	Aflac, Inc.	171,559
6,388	Allstate Corp.	238,145
4,827	Assurant, Inc.	170,152
32,310	Genworth Financial, Inc. (a)	170,920
5,495	MetLife, Inc.	187,544
3,311	Prudential Financial, Inc.	180,482
		1,118,802
	Iron & Steel - 3.42%
3,665	Cliffs Natural Resources, Inc.	131,354
4,197	Nucor Corp.	158,017
3,000	United States Steel Corp. (d)	58,350
		347,721
	Media - 3.45%
12,459	Gannett Co., Inc.	190,124
458	Washington Post Co.	161,445
		351,569
	Mining - 1.44%
12,000	Titanium Metals Corp.	146,880

	Miscellaneous Manufacturing - 1.49%
7,300	General Electric Co.	151,183

	Office & Business Equipment - 1.06%
14,634	Xerox Corp.	107,853

	Oil & Gas - 5.25%
2,200	ConocoPhillips	124,938
2,683	Diamond Offshore Drilling, Inc.	179,814
1,100	Phillips 66	46,200

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 93.44% (Continued)	Fair Value
	Oil & Gas - 5.25% (Continued)
5,200	Rowan Cos., PLC (a)	$182,936
		533,888
	Oil & Gas Services - 2.92%
6,513	Baker Hughes, Inc.	296,993

	Pharmaceuticals - 3.17%
13,500	Pfizer, Inc.	322,110

	Retail - 9.03%
5,305	Best Buy Co., Inc.	94,110
5,607	CVS Caremark Corp.	255,399
8,423	GameStop Corp. - Class A (d)	160,711
2,000	Kohl's Corp.	104,400
10,382	RadioShack Corp. (d)	25,228
3,848	Wal-Mart Stores, Inc.	279,365
		919,213
	Savings & Loans - 1.35%
19,082	Hudson City Bancorp, Inc.	137,200

	Semiconductors - 5.87%
22,477	Applied Materials, Inc.	262,756
15,094	First Solar, Inc. (a) (d)	301,729
12,460	MEMC Electronic Materials, Inc. (a)	33,393
		597,878
	Software - 2.06%
6,806	Microsoft Corp.	209,761

	Telecommunications - 6.96%
4,000	AT&T, Inc.	146,560
9,571	Corning, Inc.	114,756
5,509	Harris Corp.	259,088
38,760	Sprint Nextel Corp. (a)	187,986
		708,390
	Transportation - 1.50%
2,100	Norfolk Southern Corp.	152,166

	Total Common Stocks (Cost $9,772,052)	9,509,691

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	MONEY MARKET FUND - 12.80%	Fair Value
1,302,583	Fidelity Institutional Money Market Fund Class I, 0.20% (b) (c) (Cost $1,302,583)	$1,302,583

	Total Investments at Fair Value - 106.24% (Cost $11,074,635)	$10,812,274

	Liabilities in Excess of Other Assets, Net - (6.24%)	(635,347)

	Net Assets - 100.00%	$10,176,927

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2012, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2012. Total collateral had a fair value of $658,622 at August 31, 2012.

(d)	Security, or a portion of the security, is out on loan at August 31, 2012. Total loaned securities had a fair value of $648,917 at August 31, 2012.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012

Shares	COMMON STOCKS - 95.39%	Fair Value
	Aerospace & Defense - 2.48%
6,300	Raytheon Co.	$356,076

	Chemicals - 11.34%
23,000	Chemtura Corp. (a)	380,190
8,880	Eastman Chemical Co.	490,709
10,750	EI du Pont de Nemours & Co.	534,812
13,000	Kronos Worldwide, Inc. (d)	220,610
		1,626,321
	Commercial Services - 1.36%
16,000	SAIC, Inc.	195,360

	Computers - 1.33%
18,000	Dell, Inc. (a)	190,620

	Electric - 5.48%
8,516	Duke Energy Corp.	551,666
11,000	NRG Energy, Inc.	234,740
		786,406
	Electronics - 1.63%
27,000	Sanmina-SCI Corp. (a)	233,280

	Environmental Control - 1.62%
17,000	Calgon Carbon Corp. (a)	232,050

	Food - 2.80%
10,000	Cal-Maine Foods, Inc.	401,800

	Forest Products & Paper - 3.37%
14,000	International Paper Co.	483,840

	Healthcare - Products - 6.07%
32,000	Boston Scientific Corp. (a)	172,800
6,800	Medtronic, Inc.	276,488
20,000	NuVasive, Inc. (a)	421,600
		870,888
	Investment Companies - 1.58%
9,000	Steel Excel, Inc. (a)	226,890

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 95.39% (Continued)	Fair Value
	Iron & Steel - 1.97%
7,500	Nucor Corp.	$282,375

	Metal Fabricate & Hardware - 3.50%
24,000	Worthington Industries, Inc.	501,600

	Mining - 6.52%
10,000	Barrick Gold Corp.	385,200
7,000	Newmont Mining Corp.	354,760
5,000	Vulcan Materials Co.	194,600
		934,560
	Miscellaneous Manufacturing - 4.10%
22,000	Textron, Inc.	587,840

	Oil & Gas - 4.89%
12,000	Marathon Oil Corp.	333,840
7,494	Transocean Ltd.	367,431
		701,271
	Oil & Gas Services - 2.28%
10,000	Halliburton Co.	327,600

	Packaging & Containers - 2.00%
9,400	Sonoco Products Co.	287,546

	Pharmaceuticals - 7.15%
10,000	Bristol-Myers Squibb Co.	330,100
16,147	Merck & Co, Inc.	695,128
		1,025,228
	Retail - 3.65%
225	Orchard Supply Hardware Stores Corp. (a)	3,222
5,000	Sears Holdings Corp. (a) (d)	263,750
60,000	Wendy's Co. - Class A	256,200
		523,172
	Semiconductors - 7.03%
45,000	Amkor Technology, Inc. (a) (d)	211,050
17,000	Intel Corp.	422,110
19,000	Spreadtrum Communications, Inc. - ADR (d)	375,440
		1,008,600

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND SCHEDULE OF INVESTMENTS — August 31, 2012 (Continued)

Shares	COMMON STOCKS - 95.39% (Continued)	Fair Value
	Telecommunications - 11.52%
20,000	AT&T, Inc.	$732,800
2,880	Frontier Communications Corp. (d)	13,306
9,700	Rogers Communications, Inc. - Class B	391,783
12,000	Verizon Communications, Inc.	515,280
		1,653,169
	Transportation - 1.72%
11,000	CSX Corp.	247,060

	Total Common Stocks (Cost $11,462,265)	13,683,552

Shares	PREFERRED STOCKS - 0.00%	Fair Value
	Retail - 0.00%
225	Orchard Supply Hardware Stores Corp. (a) (d)	$394

	Total Preferred Stocks (Cost $985)	394

Shares	MONEY MARKET FUND - 11.85%	Fair Value
1,700,652	Fidelity Institutional Money Market Fund Class I, 0.20% (b) (c) (Cost $1,700,652)	$1,700,652

	Total Investments at Fair Value - 107.24% (Cost $13,163,902)	$15,384,598

	Liabilities in Excess of Other Assets, Net - (7.24)%	(1,038,970)

	Net Assets - 100.00%	$14,345,628

(a)	Non-income producing security.

(b)	Rate shown represents the 7-day yield at August 31, 2012, is subject to change and resets daily.

(c)	A portion of this security is segregated as collateral for securities on loan at August 31, 2012. Total collateral had a fair value of $1,054,991 at August 31, 2012.

(d)	Security, or a portion of the security is out on loan at August 31, 2012. Total loaned securities had a fair value of $1,037,808 at August 31, 2012.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2012

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
ASSETS
Investment securities
At cost	$34,960,080	$14,423,066	$21,814,610
At fair value (Note 2)	$36,987,726	$15,647,543	$28,190,110
Receivables:
Dividends and interest	237,544	3,817	64,733
Other assets	793	793	793
Total assets	37,226,063	15,652,153	28,255,636

LIABILITIES
Payables:
Distributions	12,277	—	—
Investment securities purchased	1,285,576	406,375	—
Securities Loan Payable (Note 2)	—	1,489,380	—
Due to Adviser (Note 3)	29,004	13,721	28,216
Accrued compliance service fees (Note 3)	2,128	1,072	1,767
Other liabilities and accrued expenses	600	600	600
Total liabilities	1,329,585	1,911,148	30,583

NET ASSETS	$35,896,478	$13,741,005	$28,225,053

NET ASSETS CONSIST OF:
Paid-in capital	$34,419,958	$11,703,129	$28,608,349
Accumulated undistributed net investment income	562	—	68,391
Accumulated net realized gain (loss) on investments	(551,688)	813,399	(6,827,187)
Net unrealized appreciation on investments	2,027,646	1,224,477	6,375,500
NET ASSETS	$35,896,478	$13,741,005	$28,225,053

Shares of beneficial interest outstanding (1)	3,322,640	1,173,364	2,835,527
Net Asset Value, offering and redemption price per share	$10.80	$11.71	$9.95

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2012

	Select Value Fund	Value Fund
ASSETS
Investment securities
At cost	$11,074,635	$13,163,902
At fair value (Note 2)	$10,812,274	$15,384,598
Receivables:
Dividends and interest	34,270	31,633
Other assets	793	793
Total assets	10,847,337	15,417,024

LIABILITIES
Payables:
Securities Loan Payable (Note 2)	658,622	1,054,991
Due to Adviser (Note 3)	10,278	14,619
Accrued compliance service fees (Note 3)	910	1,114
Other liabilities and accrued expenses	600	672
Total liabilities	670,410	1,071,396

NET ASSETS	$10,176,927	$14,345,628

NET ASSETS CONSIST OF:
Paid-in capital	$11,705,891	$12,055,552
Accumulated undistributed net investment income	25,882	31,804
Accumulated net realized gain (loss) on investments	(1,292,485)	37,576
Net unrealized appreciation (depreciation) on investments	(262,361)	2,220,696
NET ASSETS	$10,176,927	$14,345,628

Shares of beneficial interest outstanding (1)	929,810	1,077,437
Net Asset Value, offering and redemption price per share	$10.95	$13.31

(1)	Unlimited number of shares of beneficial interest with no par value, authorized.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2012

	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund
INVESTMENT INCOME

Income:
Interest	$1,201,348	$3,699	$643
Securities lending	—	15,564	1,590
Dividends	—	43,777	417,352

Total Investment Income	1,201,348	63,040	419,585

Expenses:
Investment advisory fees (Note 3)	326,509	172,332	315,578
Distribution (12b-1) fees - Class C (Note 3)	—	844	—
Compliance service fees (Note 3)	31,975	18,102	26,654
Trustees' fees	7,528	7,528	7,528
ICI membership fees	1,457	1,457	1,459

Total expenses	367,469	200,263	351,219

Less:
Distribution (12b-1) fees - Class A reimbursed (Note 3)	(7)	(7)	(7)
Distribution (12b-1) fees - Class C reimbursed (Note 3)	(20)	—	(20)

Net expenses	367,442	200,256	351,192

Net investment income (loss)	833,906	(137,216)	68,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investments	669,697	1,370,176	678,424
Net change in unrealized appreciation (depreciation) on investments	(333,153)	652,581	2,938,380

Net realized and unrealized gain on investments	336,544	2,022,757	3,616,804

Net increase in net assets resulting from operations	$1,170,450	$1,885,541	$3,685,197

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2012

	Select Value Fund	Value Fund
INVESTMENT INCOME

Income:
Interest	$1,431	$813
Securities lending	9,116	45,485
Dividends	252,623	340,491
Foreign withholding tax	—	(3,383)

Total Investment Income	263,170	383,406

Expenses:
Investment advisory fees (Note 3)	118,948	168,082
Compliance service fees (Note 3)	13,367	16,997
Legal fees	—	5,981
Trustees' fees	7,528	7,528
ICI membership fees	1,500	1,456

Total expenses	141,343	200,044

Less:
Distribution (12b-1) fees - Class A reimbursed (Note 3)	(6)	(7)
Distribution (12b-1) fees - Class C reimbursed (Note 3)	(22)	(20)

Net expenses	141,315	200,017

Net investment income	121,855	183,389

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments	329,196	37,827
Net change in unrealized appreciation on investments	397,830	914,936

Net realized and unrealized gain on investments	727,026	952,763

Net increase in net assets resulting from operations	$848,881	$1,136,152

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$833,906	$928,217
Net realized gain on investment transactions	669,697	71,461
Net change in unrealized depreciation on investments	(333,153)	(127,646)
Net increase in net assets resulting from operations	$1,170,450	$872,032

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(844,692)	(959,653)
From net investment income - Class A	(31)	(28)
From net investment income - Class C	(44)	(21)
Net decrease in net assets from distributions to shareholders	(844,767)	(959,702)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	3,676,210	(2,930,590)

Total increase (decrease) in net assets	4,001,893	(3,018,260)

NET ASSETS
Beginning of period	31,894,585	34,912,845
End of period	$35,896,478	$31,894,585
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$562	$344

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$(137,216)	$(110,376)
Net realized gain on investment transactions	1,370,176	971,216
Net change in unrealized appreciation on investments	652,581	2,288,968
Net increase in net assets resulting from operations	$1,885,541	$3,149,808

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized capital gains - Class I	(490,854)	(2,884,614)
From net realized capital gains - Class A	(39)	(146)
From net realized capital gains - Class C	(2,847)	(36,592)
Net decrease in net assets from distributions to shareholders	(493,740)	(2,921,352)

FROM CAPITAL SHARE TRANSACTIONS
Net decrease in net assets from capital share transactions (Note 7)	(5,690,689)	(129,611)

Total increase (decrease) in net assets	(4,298,888)	98,845

NET ASSETS
Beginning of period	18,039,893	17,941,048
End of period	$13,741,005	$18,039,893
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$68,393	$4,550
Net realized gain on investment transactions	678,424	2,121,999
Net change in unrealized appreciation on investments	2,938,380	2,519,084
Net increase in net assets resulting from operations	$3,685,197	$4,645,633

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(4,552)	(7,211)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	1,777,005	(4,322,451)

Total increase in net assets	5,457,650	315,971

NET ASSETS
Beginning of period	22,767,403	22,451,432
End of period	$28,225,053	$22,767,403
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$68,391	$4,550

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$121,855	$34,830
Net realized gain on investment transactions	329,196	2,254,196
Net change in unrealized appreciation (depreciation) on investments	397,830	(977,902)
Net increase in net assets resulting from operations	$848,881	$1,311,124

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(111,869)	(24,438)
From net investment income - Class A	(9)	(1)
From net investment income - Class C	(2)	—
Net decrease in net assets from distributions to shareholders	(111,880)	(24,439)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	(355,655)	242,276

Total increase in net assets	381,346	1,528,961

NET ASSETS
Beginning of period	9,795,581	8,266,620
End of period	$10,176,927	$9,795,581
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$25,882	$15,907

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$183,389	$131,043
Net realized gain on investment transactions	37,827	2,836,506
Net change in unrealized appreciation (depreciation) on investments	914,936	(499,940)
Net increase in net assets resulting from operations	$1,136,152	$2,467,609

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income - Class I	(174,916)	(130,701)
From net investment income - Class A	(11)	(6)
From net investment income - Class C	(4)	(1)
From net realized capital gains - Class I	(2,749,677)	—
From net realized capital gains - Class A	(226)	—
From net realized capital gains - Class C	(223)	—
Decrease in net assets from distributions to shareholders	(2,925,057)	(130,708)

FROM CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions (Note 7)	1,915,758	(2,382,977)

Total increase (decrease) in net assets	126,853	(46,076)

NET ASSETS
Beginning of period	14,218,775	14,264,851
End of period	$14,345,628	$14,218,775
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$31,804	$23,346

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FIXED INCOME FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Net asset value, beginning of period	$10.70	$10.71	$10.34	$10.05	$9.96
Income (loss) from investment operations:
Net investment income	0.27	0.32	0.35	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.10	(0.01)	0.37	0.29	0.09
Total from investment operations	0.37	0.31	0.72	0.67	0.49

Less distributions:
From net investment income	(0.27)	(0.32)	(0.35)	(0.38)	(0.40)
Total distributions	(0.27)	(0.32)	(0.35)	(0.38)	(0.40)

Net asset value, end of period	$10.80	$10.70	$10.71	$10.34	$10.05

Total Return (a)	3.48%	2.97%	7.11%	6.80%	4.94%

Net assets, end of period (000’s omitted)	$35,896	$31,892	$34,911	$32,125	$32,321

Ratio of operating expenses to average net assets:	1.09%	1.07%	1.04%	1.04%	1.01%

Ratio of net investment income to average net assets:	2.46%	2.93%	3.37%	3.74%	3.93%

Portfolio turnover rate	23%	14%	18%	39%	55%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE INFORMED INVESTOR GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(a)
Net asset value, beginning of period	$10.62	$10.48	$12.89	$8.82	$10.00
Income (loss) from investment operations:
Net investment loss (f)	(0.06)	(0.06)	(0.10)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.55	1.90	(0.18)	4.12	(1.16)
Total from investment operations	1.49	1.84	(0.28)	4.07	(1.18)

Distributions to shareholders from:
Net realized capital gain	(0.40)	(1.70)	(2.13)	—	—

Net asset value, end of period	$11.71	$10.62	$10.48	$12.89	$8.82

Total Return (b)	14.81%	15.35%	(4.43%)	46.15%	(11.80	%)(c)

Net assets, end of period (000's omitted)	$13,741	$17,784	$17,717	$27,680	$9,177

Ratio of operating expenses to average net assets: (e)	1.34%	1.33%	1.28%	1.27%	1.27	%(d)

Ratio of net investment loss to average net assets: (f)	(0.94%)	(0.53%)	(0.96%)	(0.77%)	(0.60	%)(d)

Portfolio turnover rate	795%	755%	819%	1592%	157	%(c)

(a)	Represents the period from the initial public offering (April 3, 2008) through August 31, 2008.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE QUALITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Net asset value, beginning of period	$8.71	$7.14	$6.85	$8.46	$8.84
Income (loss) from investment operations:
Net investment income (loss)	0.02	— (a)	— (a)	0.02	— (a)
Net realized and unrealized gain (loss) on investments	1.22	1.57	0.30	(1.62)	(0.38)
Total from investment operations	1.24	1.57	0.30	(1.60)	(0.38)

Less distributions:
From net investment income	— (b)	— (b)	(0.01)	(0.01)	—

Net asset value, end of period	$9.95	$8.71	$7.14	$6.85	$8.46

Total Return (c)	14.26%	22.02%	4.41%	(18.92%)	(4.30%)

Net assets, end of period (000's omitted)	$28,225	$22,765	$22,449	$11,196	$14,203

Ratio of operating expenses to average net assets:	1.33%	1.32%	1.29%	1.32%	1.25%

Ratio of net investment income (loss) to average net assets:	0.26%	0.02%	0.05%	0.31%	(0.05%)

Portfolio turnover rate	54%	62%	69%	39%	26%

(a)	Net investment income (loss) per share resulted in less than $0.01 per share.

(b)	Distributions per share were $(0.0016) for the year ended August 31, 2012 and $(0.0025) for the year ended August 31, 2011.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE SELECT VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
Class I Shares	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Net asset value, beginning of period	$10.16	$8.78	$8.30	$11.63	$15.67
Income (loss) from investment operations:
Net investment income	0.13	0.04	0.01	0.07	0.13
Net realized and unrealized gain (loss) on investments	0.78	1.37	0.48	(3.30)	(2.11)
Total from investment operations	0.91	1.41	0.49	(3.23)	(1.98)

Less distributions:
From net investment income	(0.12)	(0.03)	(0.01)	(0.10)	(0.12)
From net realized gains on investments	—	—	—	—	(1.94)
Total distributions	(0.12)	(0.03)	(0.01)	(0.10)	(2.06)

Net asset value, end of period	$10.95	$10.16	$8.78	$8.30	$11.63

Total Return (a)	9.01%	15.99%	5.99%	(27.76%)	(14.01%)

Net assets, end of period (000's omitted)	$10,177	$9,793	$8,265	$8,312	$11,502

Ratio of operating expenses to average net assets:	1.43%	1.40%	1.37%	1.33%	1.26%

Ratio of net investment income to average net assets:	1.23%	0.35%	0.18%	0.96%	1.00%

Portfolio turnover rate	8%	87%	2%	108%	71%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE VALUE FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Year
Class I Shares	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Net asset value, beginning of period	$15.55	$13.41	$12.34	$16.67	$19.44
Income (loss) from investment operations:
Net investment income	0.18	0.14	0.11	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.78	2.13	1.09	(4.35)	(0.97)
Total from investment operations	0.96	2.27	1.20	(4.22)	(0.90)

Less distributions:
From net investment income	(0.18)	(0.13)	(0.13)	(0.11)	(0.11)
From net realized gains on investments	(3.02)	—	—	—	(1.76)
Total distributions	(3.20)	(0.13)	(0.13)	(0.11)	(1.87)

Net asset value, end of period	$13.31	$15.55	$13.41	$12.34	$16.67

Total Return (a)	8.64%	16.95%	9.72%	(25.19%)	(5.14%)

Net assets, end of period (000's omitted)	$14,346	$14,216	$14,263	$13,645	$19,417

Ratio of operating expenses to average net assets:	1.43%	1.40%	1.32%	1.31%	1.25%

Ratio of net investment income to average net assets:	1.31%	0.84%	0.83%	1.17%	0.40%

Portfolio turnover rate	27%	18%	30%	6%	0%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS — August 31, 2012

1.	ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”) and Monteagle Value Fund (“Value Fund”) are diversified series of Monteagle Funds. The Monteagle Informed Investor Growth Fund (“Informed Investor Growth Fund”) is a non-diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund (collectively the “Equity Funds”) is long-term capital appreciation.

Prior to July 20, 2012, the Funds were authorized to offer three classes of shares, Class I, Class A and Class C. Each class differed as to sales and redemption charges and ongoing fees. Effective July 20, 2012, all Class A and Class C shares were converted to Class I shares of each respective Fund (see note 13). Only the Class I shares are currently being offered for sale.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks and exchange-traded funds, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers,

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2012:

Fixed Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government and Agency Obligations	$—	$10,536,181	$10,536,181
Corporate Bonds	8,967,972	8,019,988	16,987,960
Mortgage-Backed Securities	—	5,614,421	5,614,421
Money Market Funds	3,849,164	—	3,849,164
Totals	$12,817,136	$24,170,590	$36,987,726

Informed Investor Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$8,379,081	$—	$8,379,081
Exchange-Traded Funds	3,791,897	—	3,791,897
Money Market Funds	3,476,565	—	3,476,565
Totals	$15,647,543	$—	$15,647,543

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Quality Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$28,055,155	$—	$28,055,155
Money Market Funds	134,955	—	134,955
Totals	$28,190,110	$—	$28,190,110

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$9,509,691	$—	$9,509,691
Money Market Funds	1,302,583	—	1,302,583
Totals	$10,812,274	$—	$10,812,274

Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$13,683,552	$—	$13,683,552
Preferred Stocks	394	—	394
Money Market Funds	1,700,652	—	1,700,652
Totals	$15,384,598	$—	$15,384,598

(a)
As of and during the year ended August 31, 2012, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(b)	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.

The following amounts were transferred in/(out) of Level 2 assets for the Fixed Income Fund:

	Corporate Bonds	Totals
Transfers into Level 2 from Level 1	$3,641,531	$3,641,531
Transfers into Level 1 from Level 2	(598,012)	(598,012)
Net Transfers in/(out) of Level 2	$3,043,519	$3,043,519

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Transfers that were made into Level 2 represent securities being valued using other market observable data in lieu of using market quotations in an active market. Transfers that were made out of Level 2 represent securities now being valued using market quotations in an active market in lieu of using other market observable data.

There were no transfers between Level 1 and Level 2 for the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund.

Security Loans — The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the fair value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund, and Value Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended August 31, 2012 and the year ended August 31, 2011 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain
	2012	2011	2012	2011
Fixed Income Fund	$844,767	$959,702	$—	$—
Informed Investor Growth Fund	493,740	2,921,352	—	—
Quality Growth Fund	4,552	7,211	—	—
Select Value Fund	111,880	24,439	—	—
Value Fund	174,931	130,708	2,750,126	—

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Multiple Class Allocations — Prior to conversion of Class A and Class C shares to Class I shares on July 20, 2012 (Note 13), income, expenses and realized/unrealized gains or losses were allocated to each class based on relative share balances. Distribution fees were charged to each respective share class in accordance with the distribution plan.

Sales Charges (Loads) — Prior to conversion of Class A and Class C shares to Class I shares on July 20, 2012 (Note 13), a maximum sales charge of 3.00% was imposed on Class A shares of the Fixed Income Fund. A maximum sales charge of 5.00% was imposed on Class A shares of the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund. A contingent deferred sales charge of 1.00% was imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders paid such redemption fees, which were not an expense of the Funds.

3.	ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Informed Investor Growth Fund	Quality Growth Fund	Select Value Fund	Value Fund
Up to and including $25 millon	0.965%	1.200%	1.200%	1.200%	1.200%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	1.115%	1.115%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.975%	0.975%
Over $100 million	0.775%	0.875%	0.875%	0.875%	0.875%

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the Funds’ advisory agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

For the year ended August 31, 2012, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2012
Fixed Income Fund	$326,509	$29,004
Informed Investor Growth Fund	172,332	13,721
Quality Growth Fund	315,578	28,216
Select Value Fund	118,948	10,278
Value Fund	168,082	14,619

An officer of Nashville Capital is also an officer of the Trust.

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Informed Investor Growth Fund — Nashville Capital has retained T.H. Fitzgerald & Co. (“T.H. Fitzgerald”) to serve as the sub-adviser to Informed Investor Growth Fund. Nashville Capital has agreed to pay T.H. Fitzgerald an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.60% of such assets from $25 million up to $50 million, 0.50% of such assets from $50 million up to $100 million, and 0.40% of such assets over $100 million.

Quality Growth Fund — Nashville Capital has retained Garcia Hamilton & Associates (“GHA”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Value Fund — Nashville Capital has retained Robinson Investment Group, Inc. (“Robinson”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Robinson an annual advisory fee of 0.50% of average daily net assets up to $25 million, 0.45% of such assets from $25 million up to $50 million, 0.35% of such assets from $50 million up to $100 million, and 0.30% of such assets over $100 million.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Mutual Fund Services Agreement

Pursuant to a Mutual Fund Services Agreement between the Trust and Matrix 360 Administration, LLC (“Matrix”), Matrix provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Funds. For these services, Matrix receives the greater of an annual base fee of $30,000 per Fund or 0.075% of the Trust’s Equity Funds’ aggregate average daily net assets to $400 million with lower fees at higher asset levels and 0.04% of the Trust’s Fixed Income Fund aggregate average net assets to $400 million with lower fees at higher assets levels. The fees payable to Matrix are paid by the Adviser (not the Funds). Officers of Matrix are also officers of the Trust.

Distribution Agreement

Pursuant to the terms of a Distribution Agreement with the Trust, Matrix Capital Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter. Matrix Capital Group, Inc. does not receive compensation for such services.

Distribution and Service (12b-1) Plan

The Trust has adopted a plan applicable to each Fund that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.75% for services, as defined by FINRA, of Class C assets. The Distribution and Service (12b-1) plan is no longer active due to the conversion of Class A and Class C shares into Class I shares on July 20, 2012 (Note 13). During the year ended August 31, 2012, net distribution fees paid by (reimbursed to) the Funds were as follows:

	Distribution (12b-1) Fees Earned (Reimbursed)	Distribution (12b-1) Fees Payable as of August 31, 2012
Fixed Income Fund	$(27)	$—
Informed Investor Growth Fund	837	—
Quality Growth Fund	(27)	—
Select Value Fund	(28)	—
Value Fund	(27)	—

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $82,500 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $57,500 allocated to the Funds based on aggregate average daily net assets. The Funds also paid a special prepaid retainer of $37,500 to the CCO in April 2011 in order to maintain the Contractor’s services for the period from May 1, 2011 through April 30, 2012. The payment was allocated among the Funds based on their respective net assets on payment date.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4.	SECURITIES TRANSACTIONS

During the year ended August 31, 2012, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$3,813,637	$3,216,964
Informed Investor Growth Fund	97,789,633	103,383,467
Quality Growth Fund	15,839,115	14,017,820
Select Value Fund	767,436	1,172,555
Value Fund	3,745,039	4,958,384

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $7,012,188 and $4,083,125, respectively. There were no purchases or sales of U.S. government securities made by the Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund or Value Fund.

5.	TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The tax character of distributable earnings (deficit) at August 31, 2012 was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post-October Capital Loss	Total Distributable Earnings
Fixed Income Fund	$2,027,646	$562	$—	$(551,688)	$—	$—	$1,476,520
Informed Investor Growth Fund	1,016,320	1,021,556	—	—	—	—	2,037,876
Quality Growth Fund	6,370,998	68,391	—	(6,417,697)	—	(404,988)	(383,296)
Select Value Fund	(265,761)	25,908	—	(1,289,111)	—	—	(1,528,964)
Value Fund	2,220,696	387,362	—	—	—	(317,982)	2,290,076

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales. Following the January 22, 2010 acquisition by the Quality Growth Fund of the Monteagle Large Cap Growth Fund, the Quality Growth Fund acquired all capital loss carryforwards available to the Large Cap Growth Fund. In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Quality Growth Fund may only utilize $499,665 in a given year.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of August 31, 2012, The Funds elected to defer net capital losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Fixed Income Fund	$—	$—	$—	$—
Informed Investor Growth Fund	—	—	—	—
Quality Growth Fund	404,988	—	—	—
Select Value Fund	—	—	—	—
Value Fund	317,982	—	—	—

As of August 31, 2012, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

	Capital Loss Carryovers
	Expiring						Utilized
Fund	2013	2015	2016	2017	2018	Total
Fixed Income Fund	$79,334	$168,181	$61,228	$220,424	$22,521	$551,688	$658,618
Informed Investor Growth Fund	—	—	—	—	—	—	—
Quality Growth Fund	—	—	1,372,538	5,045,159	—	6,417,697	1,074,766
Select Value Fund	—	—	—	—	1,289,111	1,289,111	329,074
Value Fund	—	—	—	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short term losses. As a transition

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses. There were no post-enactment capital losses incurred by the Funds during the year ended August 31, 2012.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2012:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$34,960,080	$2,031,726	$(4,080)	$2,027,646
Informed Investor Growth Fund	14,631,223	1,055,164	(38,844)	1,016,320
Quality Growth Fund	21,819,112	6,639,440	(268,442)	6,370,998
Select Value Fund	11,078,035	1,338,045	(1,603,806)	(265,761)
Value Fund	13,163,902	3,072,025	(851,329)	2,220,696

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Informed Investor Growth Fund, Quality Growth Fund and Select Value Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended August 31, 2012, Fixed Income Fund reclassified $11,079 of capital losses on paydowns of mortgage-backed and asset-backed securities from net investment income to accumulated net realized loss on the Statements of Assets and Liabilities. For the year ended August 31, 2012, Informed Investor Growth Fund reclassified $137,216 of net investment loss to accumulated net capital gains on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset values per share.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2009, 2010, 2011 and 2012 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2012, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2009.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2012, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

of each Fund. The Trust does not know whether Charles Schwab & Co., Farmers and Merchant Corp., Stifel Nicolaus & Co. or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the noted Funds.

Fund	Shareholder	Percent Owned as of August 31, 2012
Fixed Income Fund	Farmers and Merchant Corp.	84%
Informed Investor Growth Fund	Farmers and Merchant Corp.	88%
Quality Growth Fund	Farmers and Merchant Corp.	63%
	Charles Schwab & Co.	31%
Select Value Fund	Stifel Nicolaus & Co.	90%
Value Fund	Farmers and Merchant Corp.	99%

7.	CAPITAL SHARE TRANSACTIONS

	Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2012
Class I
Shares	465,582	(184,307)	61,246	3,322,640
Value	4,990,184	$(1,968,113)	$656,322
Class A
Shares	—	(105)	3	—
Value	—	$(1,129)	$31
Class C
Shares	—	(104)	4	—
Value	—	$(1,129)	$44

For the Fiscal Year ended:
August 31, 2011
Class I
Shares	165,591	(511,699)	66,897	2,980,119
Value	1,741,198	$(5,377,303)	$705,466
Class A
Shares	—	—	3	102
Value	—	$—	$28
Class C
Shares	—	—	2	100
Value	—	$—	$21

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Informed Investor Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2012
Class I
Shares	115,026	(623,805)	7,110	1,173,364
Value	$1,210,567	$(6,704,025)	$69,748
Class A
Shares	—	(102)	4	—
Value	$—	$(1,119)	$39
Class C
Shares	—	(24,783)	297	—
Value	$—	$(268,746)	$2,847

For the Fiscal Year ended:
August 31, 2011
Class I
Shares	120,631	(219,204)	82,513	1,675,033
Value	$1,413,205	$(2,596,118)	$1,016,564
Class A
Shares	—	—	12	98
Value	$—	$—	$146
Class C
Shares	—	—	3,009	24,486
Value	$—	$—	$36,592

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the Fiscal Year ended:
August 31, 2012
Class I
Shares	419,181	(197,924)	166	2,835,527
Value	$3,585,430	$(1,807,206)	$1,416
Class A
Shares	196	(334)	—	—
Value	$1,750	$(3,071)	$—
Class C
Shares	—	(138)	—	—
Value	$—	$(1,314)	$—

For the Fiscal Year ended:
August 31, 2011
Class I
Shares	421,993	(952,456)	195	2,614,104
Value	$3,755,414	$(8,079,578)	$1,713
Class A
Shares	—	—	—	138
Value	$—	$—	$—
Class C
Shares	—	—	—	138
Value	$—	$—	$—

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Select Value Fund
	Sold	Redeemed	Reinvested		Ending Shares
For the Fiscal Year ended:
August 31, 2012
Class I
Shares	1,263	(35,481)	257		929,810
Value	$12,429	$(368,308)	$2,642
Class A
Shares	—	(116)	1		—
Value	$—	$(1,215)	$9
Class C
Shares	—	(115)	—	(a)	—
Value	$—	$(1,214)	$2

(a)	Class C shares reinvested were 0.232 shares.

For the Fiscal Year ended:
August 31, 2011
Class I
Shares	57,036	(34,854)	57		963,771
Value	$613,754	$(372,123)	$644
Class A
Shares	—	—	—	(b)	115
Value	$—	$—	$1
Class C
Shares	—	—	—		115
Value	$—	$—	$—

(b)	Class A shares reinvested were 0.124 shares.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Value Fund
	Sold	Redeemed	Reinvested		Ending Shares
For the Fiscal Year ended:
August 31, 2012
Class I
Shares	185,760	(25,003)	2,293		1,077,437
Value	$2,222,035	$(331,716)	$27,447
Class A
Shares	—	(94)	20		—
Value	$—	$(1,237)	$237
Class C
Shares	—	(93)	19		—
Value	$—	$(1,235)	$227

For the Fiscal Year ended:
August 31, 2011
Class I
Shares	2,740	(151,737)	137		914,387
Value	$44,067	$(2,429,174)	$2,124
Class A
Shares	—	—	—	(a)	74
Value	$—	$—	$6
Class C
Shares	—	—	—	(b)	74
Value	$—	$—	$—	(c)

(a)	Class A shares reinvested were 0.400 shares.

(b)	Class C shares reinvested were 0.020 shares.

(c)	Class C value reinvested was $0.32.

8.	CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

9.	SECTOR RISK

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

11.	SUBSEQUENT EVENTS

 On September 15, 2012, the Select Value Fund declared a dividend of $31,620, which was payable on September 15, 2012. On September 15, 2012, the Value Fund declared a dividend of $43,598, which was payable on September 15, 2012. On September 28, 2012, the Fixed Income Fund declared a dividend of $62,169, which was payable on September 28, 2012.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

12.	LEGAL PROCEEDINGS

On December 7, 2010, an amended complaint was filed in the United States Bankruptcy Court for the District of Delaware (Adversary Proceeding No. 10-54010) by The Official Committee of Unsecured Creditors of Tribune Company (“Committee”) on behalf of Tribune Company (“Tribune”), a U.S. news and media organization. Among the thousands of defendants in the Amended Complaint is the Monteagle Funds with respect to holdings by the Monteagle Value Fund (the “Fund”). The Fund, along with numerous other mutual funds, institutional investors and others, owned shares of Tribune in 2007 when it went private in a leveraged buyout transaction (“LBO”). In the LBO, shareholders such as the Fund sold their shares back to Tribune for $34/share. The lawsuit alleges, among other things, that the payment for the shares by Tribune was a fraudulent transfer and seeks to have the cash paid to shareholders returned to the Tribune bankruptcy estate. The Amended Complaint seeks to create a class of Defendants -the former shareholders of Tribune - and seeks return of over $8 billion in proceeds from the LBO. The Committee has not served the Fund with the Amended Complaint, and the Fund was not named as a Defendant in the original complaint. Although the Fund has not yet been served, the Fund is monitoring the litigation.

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

On April 5, 2012, the Committee’s lawsuit was transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the Southern District of New York for discovery and pretrial motions with numerous other related actions. (In re Tribune Company Fraudulent Conveyance Litigation, 1:12-mc-02296-WHP). It is unclear if the Fund is named as a Defendant, or is a member of any proposed class, in any of these other actions.

On July 23, 2012, the Delaware Bankruptcy Judge confirmed a plan of reorganization that, among other things, replaced the Committee as Plaintiff with a Litigation Trustee.

On September 7, 2012, Judge Pauley of the Southern District of New York entered a Master Case Order. Among other things, the Master Case Order creates liaison counsel and an Executive Committee for the defendants in the Litigation Trustee’s lawsuit, including those defendants, like the Fund, that were only shareholders of Tribune. The Executive Committee Members for mutual funds are Michael S. Doluisio, an attorney with Dechert LLP in Philadelphia, and Steven R. Schoenfeld, an attorney with Dorsey & Whitney LLP in New York. The Executive Committee is directed to take reasonable steps to streamline case management and to eliminate duplication of efforts and redundant filings. However, the Master Case Order does not certify a class of Defendants, and does not prevent any individual Defendant from retaining its own counsel or being heard by the Court. Discovery in the Litigation Trustee’s lawsuit is stayed pending resolution of certain motions to dismiss in the related litigation.

It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

13.	CONVERSION OF CLASS A AND C SHARES TO CLASS I SHARES

On April 26, 2012, the Board of Trustees of the Monteagle Funds (the “Board”) approved the conversion of Class A and Class C shares (each the “Converting Class”; together the “Converting Classes”) of the Funds into Class I shares of the respective Funds. Effective June 15, 2012, the Converting Classes were no longer available for purchase. Effective July 20, 2012, all Class A and Class C shares were converted into Class I shares. Each shareholder owning Converting Classes received Class I shares of their respective Funds with an aggregate net asset value equal to the aggregate net value of their Converting Classes immediately prior to the conversion, with conversion ratios as follows:

MONTEAGLE FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Converting Class	Ratio of Class I shares issued per Converting Class share
Fixed Income Fund	Class A	1.000770 : 1
Fixed Income Fund	Class C	1.000700 : 1
Informed Investor Growth Fund	Class A	0.998220 : 1
Informed Investor Growth Fund	Class C	0.975344 : 1
Quality Growth Fund	Class A	0.999520 : 1
Quality Growth Fund	Class C	0.997230 : 1
Select Value Fund	Class A	1.005100 : 1
Select Value Fund	Class C	1.011200 : 1
Value Fund	Class A	1.007300 : 1
Value Fund	Class C	1.020000 : 1

MONTEAGLE FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Monteagle Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monteagle Funds, comprising of Monteagle Fixed Income Fund, Monteagle Informed Investor Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, and Monteagle Value Fund (the “Funds”) as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monteagle Funds as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 29, 2012

MONTEAGLE FUNDS OTHER INFORMATION (Unaudited)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2012, certain dividends paid by Fixed Income Fund, Informed Investor Growth Fund, Quality Growth Fund, Select Value Fund and Value Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $844,767, $493,738, $4,522, $111,880, and $2,925,057, respectively, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the sales load and redemption fees imposed by the Fund and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2012) and held until the end of the period (August 31, 2012).

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

Fixed Income Fund
		Beginning Account Value 3/01/12	Annualized Expense Ratio For the Period	Ending Account Value 8/31/12	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	1.90%	$1,000.00	1.08%	$1,019.00	$5.48
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.08%	$1,019.70	$5.48

Informed Investor Growth Fund
		Beginning Account Value 3/01/12	Annualized Expense Ratio For the Period	Ending Account Value 8/31/12	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	3.08%	$1,000.00	1.39%	$1,030.80	$7.10
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.39%	$1,018.10	$7.05

Quality Growth Fund
		Beginning Account Value 3/01/12	Annualized Expense Ratio For the Period	Ending Account Value 8/31/12	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	2.16%	$1,000.00	1.32%	$1,021.60	$6.71
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.32%	$1,018.50	$6.70

MONTEAGLE FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Select Value Fund
		Beginning Account Value 3/01/12	Annualized Expense Ratio For the Period	Ending Account Value 8/31/12	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	-0.97%	$1,000.00	1.42%	$990.30	$7.10
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.42%	$1,018.00	$7.20

Value Fund
		Beginning Account Value 3/01/12	Annualized Expense Ratio For the Period	Ending Account Value 8/31/12	Expenses Paid During the Period(1)
Actual Example Based on actual return of:
Class I	-1.01%	$1,000.00	1.39%	$989.90	$6.95
Hypethetical Example Based on assumed 5% return
Class I		$1,000.00	1.39%	$1,018.10	$7.05

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson 4208 College Avenue Snyder, Texas 79549 Age 64	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	5	None
Brian J. Green 158 Cypress Abilene, Texas 79601 Age 54	Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present	5	None
Charles M. Kinard 1725 Richland Drive Abilene, Texas 79603 Age 69	Trustee	Since 11-29-02	Retired; Senior Vice President and Trust Officer, First National Bank of Abilene until December 1998	5	None

MONTEAGLE FUNDS TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

EXECUTIVE OFFICERS
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD Age 44	President, CCO
Nashville Capital Corporation, CCO/VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Parkway Advisors, L.P., VP & Counsel from 08/02 to 05/09; Parkway Advisors Group, Inc., VP and Counsel from 08/02 to 05/09. Parkway Holdings, VP from 08/02 to 05/09; Ultimus Fund Distributors, Representative 02/07 to 05/09; Citco Mutual Fund Distributors, Representative from 10/03 to 02/07.

David F. Ganley Age 65	Vice President, Secretary, AML Compliance Officer
Matrix 360 Administration, LLC, Senior Vice President, 1/05 to present; Capital Management Investment Trust, Secretary, 5/08 to present; Congressional Effect Fund, Officer and Chief Compliance Officer 5/08 to present; Catalyst Funds, Secretary, Treasurer and Chief Compliance Officer 7/06 to present; The USX China Fund, Chief Compliance Officer 4/05 to present; The Blue and White Fund, Chief Compliance Officer 10/04 to 1/06; Shipley Raidy Capital Partners, Financial Principal, 1/01 to 1/05.

Larry E. Beaver, Jr. Age 43	Treasurer, CFO
Matrix 360 Administration, LLC, Director of Accounting and Administration 1/05 to present; Capital Management Investment Trust, Treasurer 5/08 to present; Congressional Effect Fund, Treasurer 5/08 to present; AMIDEX Funds, Inc. Chief Accounting Officer 5/03 to present.

MONTEAGLE FUNDS COMPENSATION OF TRUSTEES AND OFFICERS (Unaudited)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2012:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$12,000	$0	$0	$12,000
Brian J. Green	$12,000	$0	$0	$12,000
Charles M. Kinard	$12,000	$0	$0	$12,000

[This page intentionally left blank]

[This page intentionally left blank]

[This page intentionally left blank]

THE MONTEAGLE FUNDS

Investment Adviser
Nashville Capital Corporation
2506 Winford Ave.
Nashville, TN 37211

Distributor
Matrix Capital Group, Inc.
420 Lexington Ave.
Suite 601
New York, NY 10170

Transfer Agent, Administrator
& Shareholder Servicing Agent
Matrix 360 Administration, LLC
630 Fitzwatertown Rd.
Building A, 2nd Floor
Willow Grove, PA 19090

(888) 263-5593
www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Larry J. Anderson.  Mr. Anderson is “independent” for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,965 and $49,600 with respect to the registrant’s fiscal years ended August 31, 2012 and 2011 respectively.

(b)
Audit-Related Fees.   The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,500 and $1,700 with respect to the registrant’s fiscal years ended August 31, 2012 and 2011, respectively.  The services comprising these fees are for consents and review of the registrant’s dividend calculations.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended August 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $2,300 and $2,200 for the fiscal years ended  August 31, 2012 and 2011 respectively.  The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)
Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMETS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.  Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.  Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.  Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has amended its procedures to specifically provide that it will not accept recommendations from shareholders for trustee nominees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Monteagle Funds

/s/ Paul B. Ordonio
By Paul B. Ordonio
President,
Date:  November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Paul B. Ordonio
By  Paul B. Ordonio
President
Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Treasurer
Date: November 5, 2012